UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09141
Eaton Vance Municipals Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
September 30
Date of Fiscal Year End
September 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report September 30, 2009

EATON VANCE NATIONAL MUNICIPALS FUND

A n n u a l R e p o r t S e p t e m b e r 3 0 , 2 0 0 9 EATON VANCE NATIONAL MUNICIPALS FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance National Municipals Fund as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
During the year ending September 30, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued through the first quarter of 2009. After contracting in the first three quarters of the Fund’s fiscal year, the U.S. economy showed positive growth in the year’s final quarter. According to the U.S. Department of Commerce, the economy declined at annualized rates of 5.4%, 6.4% and 0.7% in the fourth quarter of 2008 and the first and second quarters of 2009, respectively. In the third quarter of 2009, the economy grew at an estimated annualized rate of 3.5%.
Thomas M. Metzold, CFA
Portfolio Manager
In the first three months of the period, the capital markets were shaken by unprecedented events. Just prior to the beginning of the period, in September 2008, the federal government had taken control of federally chartered mortgage giants Fannie Mae and Freddie Mac. During the same month, Lehman Brothers filed for bankruptcy protection; Bank of America announced its acquisition of Merrill Lynch; and Goldman Sachs and Morgan Stanley petitioned the U.S. Federal Reserve (the Fed) to become bank holding companies, a step that brings greater regulation but also easier access to credit. These actions redefined the Wall Street landscape. In response, the Fed lowered the federal funds rate to a range of 0.0% to 0.25% from 2.00% as of September 30, 2008, and took extraordinary action through a variety of innovative lending techniques in an attempt to ease the credit crisis.
During calendar year 2009, the municipal market witnessed a significant rebound as headline risk abated, demand returned from investors who had sought the relative safety of Treasury bonds in 2008, and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bonds Program gave municipal issuers access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
During the year ending September 30, 2009, municipals continued the rally that had begun in mid-Decem-ber 2008, posting strong returns for the period. The Fund’s benchmark, the Barclays Capital Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds —gained 14.85% for the period.1
Management Discussion
During the year ending September 30, 2009, the Fund outperformed the Index. Given the combination of the Fund’s objective of providing tax-exempt income and the historical upward slope of the municipal yield curve, the Fund generally holds longer-maturity bonds relative to the broad market and many of our competitors. Management’s bias toward long maturities was the basis for much of the Fund’s relative outperformance for the period, given the significant price movement of the longer end of the municipal yield curve. Finally, investing down the credit spectrum and making higher allocations to revenue bonds also contributed positively to the Fund’s relative performance.
The Fund generally invests in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during the first half of 2009, thus providing the basis for much of the Fund’s underperformance in the earlier part of the period and outperformance later in the fiscal year, respectively.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance National Municipals Fund as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Management employed leverage in the Fund, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Fund’s exposure to its leveraged investments in both up and down markets.1
As we move ahead, we recognize that many state governments, particularly California, face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state legislatures formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage municipals with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.

Effective December 1, 2009, the Fund’s name will be changed to “Eaton Vance National Municipal Income Fund.”

[1]	The Fund employs residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1I to the financial statements for more information on RIB investments.

2

Eaton Vance National Municipals Fund as of September 30, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EANAX	EVHMX	ECHMX	EIHMX

Average Annual Total Returns (at net asset value)

One Year	17.97%	17.18%	17.18%	18.28%
Five Years	3.49	2.79	2.76	3.75
10 Years	5.31	4.71	4.53	5.62
Life of Fund†	5.96	5.85	4.40	5.22

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	12.39%	12.18%	16.18%	18.28%
Five Years	2.50	2.45	2.76	3.75
10 Years	4.80	4.71	4.53	5.62
Life of Fund†	5.63	5.85	4.40	5.22

†	Inception dates: Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.10%	1.85%	1.85%	0.86%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	5.14%	4.50%	4.50%	5.36%
Taxable-Equivalent Distribution Rate[3,4]	7.91	6.92	6.92	8.25
SEC 30-day Yield[5]	4.97	4.50	4.49	5.47
Taxable-Equivalent SEC 30-day Yield[4,5]	7.65	6.92	6.91	8.42
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

One Year	14.85%	19.78%
Five Years	4.78	4.88
10 Years	5.77	6.27
Lipper Averages7 (Average Annual Total Returns)

Lipper General Municipal Debt Funds Classification

One Year	13.29%
Five Years	3.43
10 Years	4.56
Portfolio Manager: Thomas M. Metzold, CFA
Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Municipals Fund Class B vs. Barclays Capital Municipal Bond Index and Barclays Capital Long (22+) Municipal Bond Index* September 30, 1999 — September 30, 2009 Barclays Capital Long (22+) Municipal Bond Index Barclays Capital Municipal Bond Index Eaton Vance National Municipals Fund — Class B $20,000 $18,364 $17,525 $15,851 $15,000 $10,000 9/99 9/01 9/03 9/05 9/07 9/09

*	Source: Lipper, Inc. Class B commenced investment operations on 12/19/85.

A $10,000 hypothetical investment at net asset value in Class A, Class C and Class I on 9/30/99 would have been valued at $16,788 ($15,990 at the maximum offering price), $15,579 and $17,279, respectively, on 9/30/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. [2] Source: Prospectus dated 2/1/09. Includes interest expense of 0.46% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 242, 202 and 160 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

3

Eaton Vance National Municipals Fund as of September 30, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments
CCC 0.7% B 2.5% Not Rated 3.6% BB 0.2% BBB 8.2% AAA 28.1% A 20.8% AA 35.9%

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/09, is as follows, and the average rating is AA-.

AAA	27.1%
AA	32.6%
A	23.2%
BBB	9.3%

BB	0.2%
B	2.8%
CCC	0.4%
Not Rated	4.4%
Fund Statistics2

•	Number of Issues:	422
•	Average Maturity:	26.5 years
•	Average Effective Maturity:	17.4 years
•	Average Call Protection:	11.1 years
•	Average Dollar Price:	$91.79
•	RIB Leverage[3]:	12.0%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect adjustments for executed but unsettled RIB transactions and the effect of RIBs purchased in secondary market transactions.

4

Eaton Vance National Municipals Fund as of September 30, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 – September 30, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance National Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/09)	(9/30/09)	(4/1/09 – 9/30/09)

Actual
Class A	$1,000.00	$1,267.80	$4.38
Class B	$1,000.00	$1,264.60	$8.63
Class C	$1,000.00	$1,264.60	$8.63
Class I	$1,000.00	$1,269.30	$2.96

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.90
Class B	$1,000.00	$1,017.40	$7.69
Class C	$1,000.00	$1,017.40	$7.69
Class I	$1,000.00	$1,022.50	$2.64

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% for Class A shares, 1.52% for Class B shares, 1.52% for Class C shares and 0.52% for Class I shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009.

5

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 112.3%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.7%

$22,150	Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$22,159,967
6,100	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13	4,316,726
21,950	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.60%, 1/1/19	15,442,703
2,900	Pennsylvania Economic Development Financing Authority, (Northampton Generating), Junior Liens, (AMT), 6.875%, 1/1/11	1,903,241
5,000	Pennsylvania Economic Development Financing Authority, (Northampton Generating), Junior Liens, (AMT), 6.95%, 1/1/21	2,767,800

		$46,590,437

Education — 5.4%

$15,095	California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/39	$15,893,676
47,500	Connecticut Health and Educational Facilities Authority, (Yale University), 4.85%, 7/1/37(1)	50,671,575
2,500	Connecticut Health and Educational Facilities Authority, (Yale University), 4.85%, 7/1/37	2,666,925
33,305	Houston, TX, Higher Educational Finance Corp., (Rice University), 4.50%, 11/15/37	33,973,764
31,000	Houston, TX, Higher Educational Finance Corp., (Rice University), 4.50%, 5/15/42	31,347,820
6,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	6,482,100
50,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	56,934,750
21,665	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(2)	24,669,719
4,750	Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/36	5,404,978
45,615	Missouri Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(1)	51,102,485
14,590	New York Dormitory Authority, (Vassar College), 4.25%, 7/1/39	14,448,039
10,000	New York Dormitory Authority, (Vassar College), 5.00%, 7/1/46	10,551,200
15,000	North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38(1)	16,306,050
17,000	North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38	18,480,020
16,175	St. Joseph County, IN, Educational Facilities, (University of Notre Dame du Lac Project), 5.00%, 3/1/36	17,483,234
500	University of Mississippi Educational Building Corp., (Residential College Project), 5.00%, 10/1/33	532,045

		$356,948,380

Electric Utilities — 2.2%

$9,260	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.40%, 5/1/29	$4,233,857
32,500	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	20,404,475
500	Harrison County Commission, WV, (Allegheny Energy), (AMT), 5.50%, 10/15/37	489,495
12,050	Long Island, NY, Electric Power Authority, 5.75%, 4/1/39	13,426,110
5,000	Matagorda County, TX, Navigation District No. 1, (Reliant Energy), (AMT), 5.95%, 5/1/30	4,717,000
150	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	154,556
25	San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34	26,890
42,200	San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34(1)	45,390,742
50,975	Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	54,354,133

		$143,197,258

Escrowed / Prerefunded — 0.1%

$2,400	Bexar County, TX, Health Facilities, (St. Luke’s Lutheran), Escrowed to Maturity, 7.00%, 5/1/21	$3,325,608
95	Honolulu, HI, Escrowed to Maturity, 6.00%, 1/1/10	96,368
2,500	Kanawha-Putnam, SFMR, WV, Escrowed to Maturity, 0.00%, 12/1/16	2,057,000
1,500	Mississippi Housing Finance Corp., SFMR, Escrowed to Maturity, 0.00%, 6/1/15	1,315,095
500	Puerto Rico Electric Power Authority, Escrowed to Various Dates to 7/1/16, 0.00%, 7/1/17	378,480
820	West Virginia Hospital Finance Authority, (Charleston Area Medical Center, Inc.), Escrowed to Maturity, 6.50%, 9/1/23	1,071,666

		$8,244,217

General Obligations — 13.1%

$5,570	California, 4.75%, 9/1/35	$5,400,171
27,925	California, 6.00%, 4/1/38	30,884,492
15,690	California, (AMT), 5.05%, 12/1/36	14,450,490
94,200	Clark County, NV, 5.00%, 6/1/38(1)	97,818,693
15,910	Denton County, TX, 4.50%, 7/15/34	16,239,337
17,225	Florida Board of Education, 4.75%, 6/1/38	17,986,862
60,945	Florida Board of Education, 5.00%, 6/1/37(1)	64,590,121

See notes to financial statements

6

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)

$17,450	Irving, TX, Independent School District, 4.50%, 2/15/31	$17,891,485
56,920	Judson, TX, Independent School District, 4.50%, 2/1/35	57,788,030
20,230	Maricopa County, AZ, Community College District, 3.00%, 7/1/23(2)	19,694,107
305	Maui County, HI, 5.00%, 3/1/21	318,737
56,000	Michigan Municipal Bond Authority, 9.50%, 8/20/10	56,136,640
285	Mississippi, 4.75%, 1/1/27	295,183
300	Mississippi, 4.75%, 1/1/28	309,879
12,435	New York, NY, 4.50%, 5/15/30	12,947,322
5,275	Newton, MA, 5.00%, 4/1/36	5,769,320
11,480	Newton, MA, 5.00%, 4/1/39	12,546,262
41,620	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 10/1/38(1)	44,169,017
10,000	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 10/1/38	10,612,400
285	Puerto Rico, 0.00%, 7/1/15	213,137
9,515	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/21	6,196,358
15,595	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/22	9,679,973
20,785	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/24	11,616,529
13,210	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/25	7,025,871
13,210	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/26	6,650,442
11,290	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/27	5,361,282
10,830	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/28	4,850,432
8,805	Salem-Keizer, OR, School District, No. 24J, 0.00%, 6/15/29	3,727,068
36,300	San Francisco, CA, Bay Area Rapid Transit District, (Election of 2004), 4.75%, 8/1/37(1)	38,076,704
57,400	Santa Clara County, CA, (Election of 2008), 5.00%, 8/1/39(1)	61,712,462
100,050	Texas, (Transportation Commission-Mobility Fund), 4.50%, 4/1/32	101,626,788
115,000	Texas, (Transportation Commission-Mobility Fund), 4.50%, 4/1/33(1)	116,277,650

		$858,863,244

Health Care-Miscellaneous — 0.0%

$797	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan, 7.75%, 7/1/17	$797,008
1,169	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 5.50%, 12/1/36(3)	1,196,111
1,250	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 5.875%, 12/1/36(3)	1,280,383

		$3,273,502

Hospital — 15.1%

$34,260	Alabama Special Care Facilities Financing Authority, (Ascension Health), 5.00%, 11/15/39(1)	$35,716,906
6,125	Allegheny County, PA, Hospital Development Authority, (University of Pittsburgh Medical Center), 5.375%, 8/15/29	6,665,348
16,640	Allegheny County, PA, Hospital Development Authority, (University of Pittsburgh Medical Center), 5.50%, 8/15/34	17,912,794
18,600	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.625%, 7/1/32	19,267,368
100	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	107,077
36,700	California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(1)	38,573,351
25	California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39	26,276
49,110	California Health Facilities Financing Authority, (Sutter Health), 5.25%, 11/15/46	49,589,314
11,000	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	10,464,190
7,195	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	6,967,278
68,805	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	67,519,035
59,525	California Statewide Communities Development Authority, (Sutter Health), 5.25%, 11/15/48	59,285,709
5,095	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	4,587,640
12,725	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	10,670,549
14,320	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	13,026,045
27,615	Colorado Health Facilities Authority, (Catholic Health Initiatives), 4.50%, 9/1/38	26,119,648
49,030	Fairfax County, VA, Industrial Development Authority, (Inova Health System), 5.50%, 5/15/35	53,262,270
100	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	100,595
400	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.35%, 7/1/18	400,784
95	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.50%, 7/1/28	92,712

See notes to financial statements

7

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

$42,470	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	$43,250,174
53,260	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	60,081,541
14,745	Indiana Health and Educational Facilities Authority, (Ascension Health), 5.00%, 11/15/36	15,162,284
39,000	Maryland Health and Higher Educational Facilities Authority, (Medstar Health), 4.75%, 5/15/42	36,370,620
2,155	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	1,978,850
20,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	18,633,000
20,790	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	19,860,063
500	Mississippi Hospital Equipment and Facilities Authority, (Baptist Health System), 5.00%, 8/15/29	489,490
600	Mississippi Hospital Equipment and Facilities Authority, (South Central Regional Medical Center), 5.25%, 12/1/31	552,756
500	Monongalia County Building Commission, WV, (Monongalia General Hospital), 5.25%, 7/1/25	514,955
54,300	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	57,410,304
12,795	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	12,845,540
80,620	New York Dormitory Authority, (St. Luke’s Roosevelt Hospital), 4.90%, 8/15/31	83,290,134
4,000	Oneida County, NY, Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	3,594,600
41,400	Orange County, FL, Health Facilities Authority, (Orlando Regional Medical Center), 5.375%, 10/1/41	40,140,198
2,000	South Carolina Jobs-Economic Development Authority, (Kershaw County Medical Center Project), 6.00%, 9/15/38	2,015,080
63,000	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/37(1)	63,650,475
75,000	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42(1)	75,432,375
23,690	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), Variable Rate, 5.44%, 9/1/32	20,119,443
2,500	West Orange, FL, Health Care District, 5.80%, 2/1/31	2,510,600
500	West Virginia Hospital Finance Authority, (Charleston Area Medical Center, Inc.), 5.625%, 9/1/32	515,110
8,475	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.125%, 8/15/30	7,787,084
8,865	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	8,171,668

		$994,731,233

Housing — 4.0%

$6,630	Arkansas Development Finance Authority, MFMR, (Park Apartments), (AMT), 5.95%, 12/1/28	$4,284,638
22,350	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	17,747,017
35,320	California Housing Finance Agency, (AMT), 5.60%, 8/1/38	32,843,362
8,540	Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	8,523,176
14,475	New Hampshire Housing Finance Authority, Multi-Family Housing, (AMT), 6.20%, 7/1/36	12,054,925
27,380	New Jersey Housing and Mortgage Finance Agency, Single Family Housing, (AMT), 4.625%, 10/1/27	26,107,925
10,640	Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	8,064,056
37,680	Virginia Housing Development Authority, (AMT), 4.90%, 1/1/33	37,625,364
23,335	Virginia Housing Development Authority, (AMT), 5.20%, 10/1/26(1)	24,242,405
40,250	Virginia Housing Development Authority, (AMT), 5.875%, 7/1/35	42,249,620
6,940	Virginia Housing Development Authority, (AMT), Variable Rate, 22.763%, 10/1/35(3)(4)(5)	8,080,242
18,345	Virginia Housing Development Authority, Series A, (AMT), 5.10%, 10/1/35	18,625,128
18,750	Virginia Housing Development Authority, Series A1, (AMT), 5.10%, 10/1/35	19,036,312
1,190	West Virginia Housing Development Fund, (AMT), 5.10%, 11/1/27	1,212,420

		$260,696,590

Industrial Development Revenue — 8.2%

$6,365	Austin, TX, (CargoPort Development LLC), (AMT), 8.30%, 10/1/21	$6,253,994
1,980	Broward County, FL, (Lynxs CargoPort), (AMT), 6.75%, 6/1/19	1,762,081
2,250	Calhoun County, AR, Solid Waste Disposal Revenue, (Georgia-Pacific Corp.), (AMT), 6.375%, 11/1/26	2,193,930
2,460	Capital Trust Agency, FL, (Fort Lauderdale Project), (AMT), 5.75%, 1/1/32	1,817,719
4,000	Courtland, AL, Solid Waste Disposal, (Champion International Corp.), (AMT), 6.70%, 11/1/29	4,041,720
15,325	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	11,764,696
37,970	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	31,239,058
5,050	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	4,781,946
300	Hawaii Department of Transportation Special Facilities, (Continental Airlines), (AMT), 7.00%, 6/1/20	296,421
40,000	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	39,310,000

See notes to financial statements

8

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$94,640	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$97,501,914
49,775	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	53,190,560
200	Lowndes County, MS, (Weyerhaeuser), 6.80%, 4/1/22	221,296
10,000	Michigan Strategic Fund, (S.D. Warren), Series A, (AMT), 7.375%, 1/15/22	8,229,900
15,000	Michigan Strategic Fund, (S.D. Warren), Series B, (AMT), 7.375%, 1/15/22	12,344,850
3,500	Michigan Strategic Fund, (S.D. Warren), Series C, (AMT), 7.375%, 1/15/22	2,880,465
175	Mississippi Business Finance Corp., (Air Cargo), (AMT), 7.25%, 7/1/34	147,037
350	Mississippi Business Finance Corp., (Northrop Grumman Ship System), 4.55%, 12/1/28	325,553
5,025	New Jersey Economic Development Authority, (American Airlines, Inc.), (AMT), 7.10%, 11/1/31	3,750,057
18,820	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	17,484,909
4,950	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 9.00%, 6/1/33	5,211,855
36,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.625%, 8/1/25	36,606,240
3,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.75%, 8/1/31	3,074,580
10,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.00%, 8/1/12	10,141,800
12,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.00%, 8/1/28	12,543,720
12,500	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.50%, 8/1/28	12,834,500
5,000	Skowhegan, ME, (S.D. Warren), (AMT), 6.65%, 10/15/15	4,685,800
159,640	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	153,781,212
1,600	Virgin Islands Public Finance Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	1,489,216
300	Warren County, MS, (International Paper), (AMT), 6.70%, 8/1/18	304,236

		$540,211,265

Insured-Bond Bank — 0.0%

$435	Mississippi Development Bank, (Capital Projects), (AMBAC), 5.00%, 7/1/24	$395,946

		$395,946

Insured-Education — 0.7%

$2,000	Alabama State Board of Education, (Jefferson State Community College), (NPFG), 4.625%, 10/1/32	$2,002,360
30,145	Baldwin County, AL, Board of Education, (AMBAC), 4.50%, 7/1/37	30,438,009
9,145	Broward County, FL, Educational Facilities Authority, (Nova Southeastern University), (AGC), 4.50%, 4/1/36	8,923,600
300	Hawaii Department of Budget and Finance, (Chaminade University of Honolulu), (RADIAN), 4.75%, 1/1/36	261,777
500	Hawaii Department of Budget and Finance, (Mid Pacific Institute), (RADIAN), 4.625%, 1/1/36	424,220
500	University of Hawaii, (NPFG), 3.50%, 7/15/27	465,590
400	University of Hawaii, (NPFG), 4.50%, 7/15/32	406,108
500	West Virginia University, (FGIC), (NPFG), 4.75%, 10/1/35	505,320
500	West Virginia University, (NPFG), 5.25%, 4/1/28	568,460

		$43,995,444

Insured-Electric Utilities — 3.0%

$11,200	California Pollution Control Financing Authority, (Pacific Gas and Electric Co.), Series B, (FGIC), (AMT), 4.75%, 12/1/23	$10,848,880
35,000	California Pollution Control Financing Authority, (Pacific Gas and Electric Co.), Series D, (FGIC), (AMT), 4.75%, 12/1/23	33,902,750
250	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMBAC), (AMT), 5.75%, 12/1/18	253,000
53,925	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (FGIC), (AMT), 4.60%, 5/1/26	50,174,516
500	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (FGIC), (AMT), 4.80%, 1/1/25	484,195
40,660	Long Island, NY, Power Authority, (BHAC), 5.50%, 5/1/33	46,484,952
15,480	Los Angeles, CA, Department of Water and Power, (FSA), 4.625%, 7/1/37	15,729,073
38,190	Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30	36,923,620
605	Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	559,970
130	Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	140,847

See notes to financial statements

9

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)

$750	Puerto Rico Electric Power Authority, (NPFG), 5.50%, 7/1/16	$831,862

		$196,333,665

Insured-Escrowed / Prerefunded — 0.0%

$65	Hawaii Airports System, (NPFG), (AMT), Escrowed to Maturity, 6.90%, 7/1/12	$69,629
250	Honolulu, HI, City and County Board Water Supply Systems, (FSA), Prerefunded to 7/1/11, 5.25%, 7/1/31	269,892
750	Jackson State University Educational Building Corp., MS, (FGIC), Prerefunded to 3/1/14, 5.00%, 3/1/29	860,070
150	Puerto Rico, (FSA), Prerefunded to 7/1/11, 5.125%, 7/1/30	161,939

		$1,361,530

Insured-General Obligations — 6.3%

$40,000	California, (AGC), 5.00%, 11/1/37(1)	$40,824,800
8,485	California, (FSA), 3.25%, 12/1/28	6,825,419
98,375	District of Columbia, (FGIC), (NPFG), 4.50%, 6/1/37	99,004,600
73,560	District of Columbia, (FGIC), (NPFG), 4.75%, 6/1/33	75,747,674
12,250	Frisco, TX, Independent School District, (FSA), 3.75%, 8/15/38(2)	11,226,757
4,425	Geary County, KS, Unified School District #475, (NPFG), 3.00%, 9/1/26	3,691,114
1,000	Hawaii, (NPFG), 5.25%, 5/1/24	1,107,460
350	Hawaii County, (FGIC), (NPFG), 5.55%, 5/1/10	360,563
500	Hinds County, MS, (NPFG), 6.25%, 3/1/11	538,715
500	Honolulu, HI, City and County, (FSA), 5.00%, 7/1/29	546,255
300	Kauai County, HI, (NPFG), 5.00%, 8/1/24	316,863
13,625	Kendall Kane and Will Counties, IL, Community Unit School District No. 308, (FSA), 0.00%, 2/1/21	8,341,906
51,625	Los Angeles, CA, Unified School District, (Election of 2005), (FSA), 4.75%, 7/1/32(1)	52,696,012
400	Mississippi Development Bank, (FSA), 4.50%, 10/1/36	402,136
200	Mississippi Development Bank, (Gulf Coast College District), (XLCA), 4.25%, 1/1/24	202,070
500	Mississippi Development Bank, (Hinds Community College District), (AGC), 5.375%, 10/1/33	551,020
500	Mississippi Development Bank, (Jackson Public School District), (FSA), 5.375%, 4/1/28	556,380
1,000	Monongalia County, WV, Board of Education, (NPFG), 5.00%, 5/1/33	1,046,020
10,000	Montgomery County, TX, (Municipal Utility District No. 46 Waterworks and Sewer), (AMBAC), 4.00%, 3/1/30	9,489,000
10,655	San Juan, CA, Unified School District, (FSA), 0.00%, 8/1/24	5,094,369
89,460	Texas, (Transportation Commission-Mobility Fund), (FGIC), (NPFG), 4.50%, 4/1/35	90,111,269
1,700	West Virginia, (FGIC), (NPFG), 0.00%, 11/1/19	1,215,483
1,000	West Virginia, (FGIC), (NPFG), 0.00%, 11/1/21	648,170
2,000	West Virginia, (FGIC), (NPFG), 0.00%, 11/1/26	999,700

		$411,543,755

Insured-Hospital — 0.8%

$750	Gulfport, MS, (Gulfport Memorial Hospital), (NPFG), 6.20%, 7/1/18	$750,923
285	Hinds County, MS, (Mississippi Methodist Hospital), (AMBAC), 5.60%, 5/1/12	301,635
6,340	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42(1)	6,419,187
38,800	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	39,178,688
1,880	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), (AGC), 5.00%, 7/1/38	1,982,046
6	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan-93 Program, (FSA), 7.75%, 7/1/10	6,035
995	West Virginia Health Facilities Authority, (West Virginia University Medical Corp.), (NPFG), 6.10%, 1/1/18	996,333
5,000	Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), (NPFG), 5.125%, 2/15/22	5,101,300

		$54,736,147

Insured-Housing — 0.2%

$3,000	Florida Housing Finance Authority, (Brittany of Rosemont), (AMBAC), (AMT), 6.875%, 8/1/26	$3,004,320
10,000	Rhode Island Housing and Mortgage Finance Corp., (Rental Housing Program), (FSA), (AMT), 5.50%, 10/1/49	10,104,000

		$13,108,320

Insured-Lease Revenue / Certificates of Participation — 1.4%

$805	Hawaii State Housing Development Corp., (Kapolei Office), (FSA), 5.00%, 11/1/31	$850,152
83,025	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	75,703,855
7,390	Jackson County, MO, (Harry S. Truman Sports Complex), (AMBAC), 4.50%, 12/1/31	7,493,608
250	Mississippi Development Bank, (Capital Projects & Equipment), (FSA), 5.25%, 7/1/26	276,963

See notes to financial statements

10

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of Participation (continued)

$250	Mississippi Development Bank, Special Obligation Bond, (Harrison County Project), (AGC), 4.75%, 10/1/28	$267,460
250	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	301,953
500	West Virginia Economic Development Authority, (West Virginia University), (AMBAC), 5.00%, 7/15/31	505,805
1,685	Western Regional Jail Authority, VA, (NPFG), 4.25%, 6/1/34	1,699,862
2,760	Western Regional Jail Authority, VA, (NPFG), 4.25%, 6/1/39	2,774,959

		$89,874,617

Insured-Other Revenue — 4.4%

$89,400	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45	$88,951,212
46,605	Golden State Tobacco Securitization Corp., CA, (FSA), 0.00%, 6/1/25	19,994,943
50,700	Golden State Tobacco Securitization Corp., CA, (FSA), 0.00%, 6/1/26	20,217,639
68,155	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	12,270,626
25,000	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/41	2,529,250
13,645	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AGC), 4.50%, 1/1/39	13,662,739
11,725	New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AGC), 6.375%, 1/1/39	13,860,005
6,085	New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AGC), 6.50%, 1/1/46	7,215,106
50,000	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	61,767,500
54,375	New York, NY, Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	50,888,475

		$291,357,495

Insured-Ports — 0.5%

$36,915	Alabama State Dock Authority, (NPFG), (AMT), 4.50%, 10/1/36	$31,716,999

		$31,716,999

Insured-Special Tax Revenue — 8.5%

$13,305	Illinois Sports Facility Authority, (AMBAC), 0.00%, 6/15/23	$6,570,142
31,010	Illinois Sports Facility Authority, (AMBAC), 0.00%, 6/15/24	14,377,166
9,500	Illinois Sports Facility Authority, (AMBAC), 0.00%, 6/15/25	4,138,770
43,225	Louisiana Gas and Fuels Tax, (FGIC), (NPFG), 4.50%, 5/1/41	43,591,548
2,970	Massachusetts Bay Transportation Authority, (NPFG), 4.00%, 7/1/33	2,894,206
10,000	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/29	11,969,900
6,000	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	7,138,560
14,715	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (NPFG), 0.00%, 12/15/24	7,174,004
106,655	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (NPFG), 0.00%, 12/15/32	31,747,994
84,310	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/35	18,033,066
218,400	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/44	26,297,544
156,345	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/45	17,627,899
70,970	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/48	6,521,433
189,025	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 4/1/49	16,781,639
36,840	New York, NY, Transitional Finance Authority, (FGIC), (NPFG), 4.25%, 1/15/34	35,538,443
29,200	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	28,035,504
13,145	New York Urban Development Corp., Personal Income Tax, (NPFG), 4.50%, 3/15/37	13,376,221
745	Opa-Locka, FL, Capital Improvement, (FGIC), (NPFG), 7.00%, 1/1/14	748,494
95	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	28,585
3,780	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	1,050,840
800	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	77,120
2,675	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	277,264
1,729,830	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	130,775,148
156,820	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	22,822,015
311,055	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	42,577,208
248,550	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	31,841,740
9,185	Regional Transportation Authority, LA, (FGIC), (NPFG), 0.00%, 12/1/15	6,614,853
9,500	Regional Transportation Authority, LA, (FGIC), (NPFG), 0.00%, 12/1/21	4,516,110

See notes to financial statements

11

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$31,935	San Jose, CA, Redevelopment Agency, (Merged Area), (XLCA), 4.25%, 8/1/36	$25,569,716
4,140	Sunrise, FL, Public Facilities, (NPFG), 0.00%, 10/1/16	3,216,283

		$561,929,415

Insured-Student Loan — 2.2%

$76,340	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$81,162,398
10,000	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/27	9,347,700
50,190	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	44,424,173
6,200	New Jersey Higher Education Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	6,667,294

		$141,601,565

Insured-Transportation — 7.9%

$10,000	Chicago, IL, (O’Hare International Airport), (AMBAC), (AMT), 5.375%, 1/1/32	$9,903,100
44,295	Chicago, IL, (O’Hare International Airport), (FSA), 4.50%, 1/1/38	43,872,426
9,895	Chicago, IL, (O’Hare International Airport), (FSA), (AMT), 5.25%, 1/1/30	10,037,092
48,990	Clark County, NV, Airport Authority, (FGIC), (NPFG), 5.00%, 7/1/36	49,710,153
25,895	Dallas-Fort Worth, TX, International Airport, (AMBAC), (FSA), 5.00%, 11/1/32	26,007,643
13,335	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	2,040,388
22,385	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/38	3,224,112
900	Hawaii, Harbor System Revenue, (FSA), (AMT), 5.00%, 1/1/23	919,773
500	Hawaii, Harbor System Revenue, (FSA), (AMT), 5.00%, 1/1/31	503,965
575	Hawaii Airports System, (FGIC), (NPFG), (AMT), 5.25%, 7/1/21	582,682
250	Hawaii, Highway Revenue, (FSA), 5.00%, 7/1/22	264,628
250	Jackson, MS, Municipal Airport Authority, (AMBAC), 5.00%, 10/1/31	258,370
3,045	Maryland Transportation Authority, (FSA), 4.50%, 7/1/41	3,103,738
29,500	Metropolitan Washington, DC, Airport Authority System, (NPFG), (AMT), 5.00%, 10/1/35	29,896,480
7,620	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	7,596,835
52,480	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (FSA), (AMT), 5.25%, 10/1/41	53,273,498
16,445	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (AMBAC), 4.50%, 1/1/32	16,748,739
22,410	New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 4.75%, 12/15/37	23,068,630
104,265	North Texas Tollway Authority, (AGC), 0.00%, 1/1/33	27,652,121
58,690	North Texas Tollway Authority, (AGC), 0.00%, 1/1/42	45,563,981
26,945	Port Authority of New York and New Jersey, (AGC), (AMT), 4.50%, 9/1/35	26,944,192
20,995	Port Authority of New York and New Jersey, (FSA), (AMT), 4.25%, 12/1/32	19,400,850
13,925	Port Authority of New York and New Jersey, (FSA), (AMT), 4.50%, 12/1/36	13,889,491
1,180	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	1,349,548
1,070	Puerto Rico Highway and Transportation Authority, (NPFG), 5.25%, 7/1/32	1,091,379
39,705	San Jose, CA, Airport, (AMBAC), (BHAC), (FSA), (AMT), 5.00%, 3/1/37	40,268,414
21,420	San Jose, CA, Airport, (AMBAC), (BHAC), (FSA), (AMT), 6.00%, 3/1/47	22,836,933
2,460	South Carolina Transportation Infrastructure Bank, (AMBAC), (XLCA), 4.50%, 10/1/32	2,476,162
15,270	Tampa-Hillsborough County, FL, Expressway Authority, (AMBAC), 4.00%, 7/1/34	13,390,110
46,300	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/22	24,255,181
250	West Virginia Parkways, Economic Development and Tourism Authority, (FGIC), (NPFG), 5.25%, 5/15/19	292,677

		$520,423,291

Insured-Water and Sewer — 3.2%

$10,445	Castaic Lake, CA, Water Agency Certificates of Participation, (Water System Improvements), (AMBAC), 0.00%, 8/1/21	$5,798,228
1,500	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/31	1,533,105
1,890	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/36	1,916,951
300	Gautier, MS, Utility District, (FGIC), (NPFG), 5.125%, 3/1/19	310,740
1,000	Honolulu, HI, City and County Wastewater System, (FGIC), (NPFG), 0.00%, 7/1/18	730,190
600	Honolulu, HI, City and County Wastewater System, (NPFG), 4.50%, 7/1/37	604,656

See notes to financial statements

12

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)

$250	Jackson, MS, Water and Sewer System, (FSA), 4.75%, 9/1/24	$264,883
50,585	Louisville and Jefferson County, KY, Metropolitan Sewer District and Drainage System, (AGC), 4.25%, 5/15/38	50,910,262
500	Martinsburg, WV, Water and Sewer, (NPFG), 5.00%, 9/1/31	502,630
250	Mississippi Development Bank, (Desoto County Regional Utility Authority), (AMBAC), 5.00%, 7/1/32	258,915
52,290	New York, NY, Municipal Finance Authority, (BHAC), (FSA), 4.25%, 6/15/39	52,629,362
34,770	New York, NY, Municipal Finance Authority, (FGIC), (NPFG), 4.50%, 6/15/39	34,970,623
33,025	New York, NY, Municipal Finance Authority, (FSA), 4.50%, 6/15/39	33,236,030
1,695	Pearland, TX, Waterworks and Sewer Systems, (FSA), 4.50%, 9/1/34	1,716,357
20,485	Spartanburg, SC, Sanitation Sewer District, (NPFG), 4.00%, 3/1/40	17,495,419
750	West Virginia Water Development Authority, (AMBAC), 5.00%, 10/1/28	777,165
500	West Virginia Water Development Authority, (Loan Program II), (AMBAC), 5.00%, 11/1/33	518,130
500	West Virginia Water Development Authority, (Loan Program III), (AMBAC), (AMT), 5.65%, 7/1/40	505,375
500	West Virginia Water Development Authority, (Loan Program IV), (AMBAC), 4.75%, 11/1/35	511,650
750	West Virginia Water Development Authority, (Loan Program IV), (FSA), 5.00%, 11/1/44	774,982
1,000	West Virginia Water Development Authority, (West Virginia Infrastructure Jobs Program), (FSA), 4.75%, 10/1/45	1,019,090
500	Wheeling, WV, Waterworks and Sewer System, (FSA), 4.75%, 6/1/36	511,735

		$207,496,478

Lease Revenue / Certificates of Participation — 1.8%

$38,660	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$44,444,696
71,950	New York, NY, Transitional Finance Authority, (Building Aid), 4.50%, 1/15/38	71,831,282

		$116,275,978

Nursing Home — 0.7%

$8,775	Hillsborough County, FL, Industrial Development Authority, (Tampa Bay Retirement Center), 7.50%, 6/1/25	$7,713,137
12,315	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	12,326,823
10,960	Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	9,209,907
9,685	Montgomery County, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	9,695,363
3,500	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	3,503,150
3,500	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	3,364,550
1,915	Westmoreland County, PA, Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	1,609,998

		$47,422,928

Other Revenue — 6.7%

$762,795	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	$33,036,651
6,800	Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	271,184
2,195	Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	45,283
79,230	Golden State Tobacco Securitization Corp., CA, 5.00%, 6/1/45	74,589,499
33,100	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	27,703,376
10,000	Main Street National Gas, Inc., GA, 5.50%, 9/15/28	10,034,800
40,855	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	34,391,330
27,650	Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	26,125,656
12,000	Non-Profit Preferred Funding Trust, Various States, 4.47%, 9/15/37(3)	9,471,480
19,000	Non-Profit Preferred Funding Trust, Various States, 4.72%, 9/15/37(3)	14,352,600
21,350	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	977,190
20,625	Salt Verde, AZ, Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	19,869,506
1,000	Seminole Tribe, FL, 5.25%, 10/1/27(3)	921,220
2,100	Seminole Tribe, FL, 5.75%, 10/1/22(3)	2,071,671
23,300	Silicon Valley Tobacco Securitization Authority, CA, 0.00%, 6/1/36	2,504,750
15,000	Silicon Valley Tobacco Securitization Authority, CA, 0.00%, 6/1/41	1,045,500
27,555	Silicon Valley Tobacco Securitization Authority, CA, Class A, 0.00%, 6/1/47	1,159,514
14,000	Silicon Valley Tobacco Securitization Authority, CA, Class B, 0.00%, 6/1/47	589,120
5,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.00%, 2/1/20	4,988,900

See notes to financial statements

13

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue (continued)

$9,750	Tennessee Energy Acquisition Corp., Gas Revenue, 5.00%, 2/1/22	$9,666,150
86,665	Texas Municipal Gas Acquisition and Supply Corp., 5.625%, 12/15/17	91,600,572
27,925	Texas Municipal Gas Acquisition and Supply Corp., 6.25%, 12/15/26	30,692,926
32,000	Tobacco Settlement Financing Corp., NJ, 5.00%, 6/1/41	24,279,360
102,710	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	4,645,573
13,070	Tobacco Settlement Financing Corp., VA, 5.00%, 6/1/47	10,293,671
1,775	Tobacco Settlement Management Authority, SC, Escrowed to Maturity, 6.375%, 5/15/30	2,299,122
500	West Virginia School Building Authority, 5.00%, 7/1/28	541,965
1,575	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	1,565,377

		$439,733,946

Pooled Loans — 0.4%

$25,530	Rickenbacker Port Authority, OH, Oasbo Expanded Asset Pool Loan, 5.375%, 1/1/32(1)	$28,533,349

		$28,533,349

Senior Living / Life Care — 0.6%

$6,035	Arizona Health Facilities Authority, (Care Institute, Inc. - Mesa), 7.625%, 1/1/26(6)	$4,044,777
275	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.375%, 11/15/09	275,300
9,345	New Jersey Economic Development Authority, (Forsgate), (AMT), 8.625%, 6/1/25(7)	6,364,132
16,435	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42(7)	9,835,526
1,750	Plantation Health Facilities Authority, FL, (Covenant Village of Florida), 5.125%, 12/1/22	1,717,852
7,915	Roseville, MN, Elder Care Facility, (Care Institute, Inc. - Roseville), 7.75%, 11/1/23(6)	5,674,422
12,140	St. Paul, MN, Housing and Redevelopment Authority, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(6)	9,465,194

		$37,377,203

Special Tax Revenue — 1.6%

$230	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/21	$231,548
1,180	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	1,079,476
13,030	Denver, CO, Urban Renewal Authority, 8.00%, 12/1/24	7,843,018
415	Dupree Lakes, FL, Community Development District, 5.00%, 11/1/10	323,077
530	Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	362,483
985	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	686,565
940	Fishhawk, FL, Community Development District, 6.125%, 5/1/34	821,325
225	Gateway Services, FL, Community Development District, 6.50%, 5/1/33	198,466
645	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.20%, 5/1/35	619,426
465	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.50%, 5/1/34	464,400
1,220	Heritage Springs, FL, Community Development District, 5.25%, 5/1/26	1,048,773
180	Longleaf, FL, Community Development District, 6.20%, 5/1/09(8)	89,964
28,830	Massachusetts Bay Transportation Authority, 5.25%, 7/1/34	32,018,310
880	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	393,149
355	New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38	153,779
1,150	North Springs, FL, Improvement District, (Heron Bay), 5.20%, 5/1/27	751,973
476,395	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	30,741,769
7,870	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	8,208,095
2,230	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	1,288,293
6,895	Scottsdale, AZ, (Municipal Property Corp.), 4.50%, 7/1/32	7,052,413
945	Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	569,797
1,670	Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	1,549,142
6,110	University Square, FL, Community Development District, 6.75%, 5/1/20	6,140,428
250	Virgin Islands Public Finance Authority, 5.625%, 10/1/25	251,340
425	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	455,685
400	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/29	400,200

See notes to financial statements

14

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)

$2,870	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/35	$2,754,253

		$106,497,147

Transportation — 9.2%

$2,345	Florida Mid-Bay Bridge Authority, 6.10%, 10/1/22	$2,193,279
250	Hawaii, Highway Revenue, 5.50%, 7/1/18	305,760
6,370	Metropolitan Transportation Authority, NY, 4.50%, 11/15/37	6,399,875
84,000	Metropolitan Transportation Authority, NY, 4.50%, 11/15/38	84,222,600
19,475	Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	22,967,841
54,610	Miami-Dade County, FL, (Miami International Airport), 5.50%, 10/1/36	58,289,622
265	New Jersey Turnpike Authority, 5.25%, 1/1/40	286,346
170,330	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/35	41,594,586
91,425	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/36	21,112,775
108,655	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	22,400,315
168,580	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	34,853,915
55,250	New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	61,939,117
66,265	North Texas Tollway Authority, 5.75%, 1/1/38	69,999,033
2,870	Port Authority of New York and New Jersey, (AMT), 4.75%, 12/1/34	2,927,831
101,490	Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37(1)	103,486,308
28,890	Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(1)	30,930,693
38,980	Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(1)	42,986,169

		$606,896,065

Water and Sewer — 3.4%

$27,660	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$25,293,134
34,800	Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 5.00%, 7/1/37(1)	37,446,366
250	Mississippi Development Bank, (Desoto County Regional Utility Authority), 5.25%, 7/1/28	261,390
250	Mississippi Development Bank, (Desoto County Regional Utility Authority), 5.25%, 7/1/31	258,735
11,440	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.25%, 6/15/33	11,322,969
14,450	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.50%, 6/15/32	14,667,761
6,615	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.50%, 6/15/38	6,657,270
17,880	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.75%, 6/15/33(1)	18,607,835
40,000	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40	44,424,400
42,030	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.75%, 6/15/40	48,273,977
16,000	Upper Occoquan, VA, Sewer Authority, 4.50%, 7/1/38	16,447,200

		$223,661,037

Total Tax-Exempt Investments — 112.3%
(identified cost $7,249,766,673)		$7,385,028,446

Other Assets, Less Liabilities — (12.3)%		$(808,661,587)

Net Assets — 100.0%		$6,576,366,859

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MFMR - Multi-Family Mortgage Revenue

NPFG - National Public Finance Guaranty Corp.

RADIAN - Radian Group, Inc.

SFMR - Single Family Mortgage Revenue

XLCA - XL Capital Assurance, Inc.

At September 30, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	22.2%
Texas	15.9%
California	16.1%
Others, representing less than 10% individually	58.1%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30,

See notes to financial statements

15

Eaton Vance National Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

2009, 34.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0% to 12.3% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate value of these securities is $37,373,707 or 0.6% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2009.

(5)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $27,760,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(6)	Security is in default with respect to scheduled principal payments.

(7)	Security is in default and is making only partial interest payments.

(8)	Defaulted matured bond.

See notes to financial statements

16

Eaton Vance National Municipals Fund as of September 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2009

Assets

Investments, at value (identified cost, $7,249,766,673)	$7,385,028,446
Cash	114,829
Interest receivable	102,781,113
Receivable for investments sold	36,075,847
Receivable for Fund shares sold	19,028,185
Receivable for variation margin on open financial futures contracts	1,750,000

Total assets	$7,544,778,420

Liabilities

Payable for floating rate notes issued	$866,109,000
Demand note payable	7,400,000
Payable for investments purchased	63,199,997
Payable for Fund shares redeemed	15,213,458
Distributions payable	10,208,650
Payable to affiliates:
Investment adviser fee	1,768,326
Distribution and service fees	2,156,822
Interest expense and fees payable	1,344,635
Accrued expenses	1,010,673

Total liabilities	$968,411,561

Net Assets	$6,576,366,859

Sources of Net Assets

Paid-in capital	$7,254,364,967
Accumulated net realized loss	(812,958,174)
Accumulated undistributed net investment income	4,422,280
Net unrealized appreciation	130,537,786

Net Assets	$6,576,366,859

Class A Shares

Net Assets	$4,811,294,775
Shares Outstanding	479,038,481
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.04
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.54

Class B Shares

Net Assets	$179,656,708
Shares Outstanding	17,880,838
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.05

Class C Shares

Net Assets	$1,367,785,258
Shares Outstanding	136,132,482
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.05

Class I Shares

Net Assets	$217,630,118
Shares Outstanding	21,666,234
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.04

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
September 30, 2009

Investment Income

Interest	$375,487,096

Total investment income	$375,487,096

Expenses

Investment adviser fee	$19,010,594
Distribution and service fees
Class A	9,842,227
Class B	1,416,261
Class C	10,874,329
Trustees’ fees and expenses	50,500
Custodian fee	833,094
Transfer and dividend disbursing agent fees	2,212,147
Legal and accounting services	159,669
Printing and postage	392,384
Registration fees	231,891
Interest expense and fees	11,973,611
Miscellaneous	511,397

Total expenses	$57,508,104

Deduct —
Reduction of custodian fee	$34,358

Total expense reductions	$34,358

Net expenses	$57,473,746

Net investment income	$318,013,350

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(310,626,158)
Financial futures contracts	(247,976,084)
Swap contracts	(2,741,922)

Net realized loss	$(561,344,164)

Change in unrealized appreciation (depreciation) —
Investments	$1,223,912,363
Financial futures contracts	(13,752,584)
Swap contracts	(125,136)

Net change in unrealized appreciation (depreciation)	$1,210,034,643

Net realized and unrealized gain	$648,690,479

Net increase in net assets from operations	$966,703,829

See notes to financial statements

17

Eaton Vance National Municipals Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	September 30, 2009	September 30, 2008

From operations —
Net investment income	$318,013,350	$296,135,842
Net realized loss from investment transactions, financial futures contracts and swap contracts	(561,344,164)	(253,787,793)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	1,210,034,643	(1,164,084,764)

Net increase (decrease) in net assets from operations	$966,703,829	$(1,121,736,715)

Distributions to shareholders —
From net investment income
Class A	$(241,771,751)	$(226,429,897)
Class B	(7,752,057)	(6,823,386)
Class C	(59,327,988)	(53,946,313)
Class I	(10,957,709)	(7,612,886)

Total distributions to shareholders	$(319,809,505)	$(294,812,482)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,130,529,917	$1,799,648,475
Class B	28,816,819	31,126,752
Class C	341,933,286	500,609,186
Class I	227,525,103	149,872,335
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	145,210,084	140,212,806
Class B	4,359,324	3,925,847
Class C	33,405,104	29,833,080
Class I	7,953,336	5,730,011
Cost of shares redeemed
Class A	(1,124,693,895)	(1,555,404,030)
Class B	(26,561,930)	(30,916,238)
Class C	(286,833,537)	(422,628,598)
Class I	(186,831,329)	(115,212,306)
Issued in connection with tax-free reorganizations (see Note 12)
Class A	193,731,072	–
Class B	22,585,159	–
Class C	4,387,977	–
Net asset value of shares exchanged
Class A	6,198,976	2,213,067
Class B	(6,198,976)	(2,213,067)

Net increase in net assets from Fund share transactions	$515,516,490	$536,797,320

Net increase (decrease) in net assets	$1,162,410,814	$(879,751,877)

Net Assets

At beginning of year	$5,413,956,045	$6,293,707,922

At end of year	$6,576,366,859	$5,413,956,045

Accumulated undistributed net investment income included in net assets

At end of year	$4,422,280	$8,258,293

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	September 30, 2009

Net increase in net assets from operations	$966,703,829
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(2,872,599,785)
Investments sold	3,040,718,804
Net accretion/amortization of premium (discount)	(41,133,526)
Decrease in interest receivable	4,792,295
Increase in receivable for investments sold	(20,238,424)
Decrease in receivable for variation margin on open financial futures contracts	72,625,000
Decrease in receivable for open swap contracts	125,136
Increase in payable for investments purchased	51,324,139
Decrease in payable for when-issued securities	(25,536,171)
Decrease in payable for variation margin on open financial futures contracts	(1,803)
Decrease in payable for closed swap contracts	(329,881)
Increase in payable to affiliate for investment adviser fee	140,865
Increase in payable to affiliate for distribution and service fees	376,593
Decrease in interest expense and fees payable	(6,876,602)
Increase in accrued expenses	13,064
Net change in unrealized (appreciation) depreciation from investments	(1,223,912,363)
Net realized loss on investments	310,626,158

Net cash provided by operating activities	$256,817,328

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$1,726,448,095
Fund shares redeemed	(1,639,679,731)
Distributions paid, net of reinvestments	(128,763,584)
Proceeds from secured borrowings	361,547,000
Repayments of secured borrowings	(449,887,000)
Decrease in demand note payable	(131,900,000)
Decrease in due to custodian	(23,585)
Cash acquired in connection with tax free reorganizations (see Note 12)	5,556,306

Net cash used in financing activities	$(256,702,499)

Net increase in cash	$114,829

Cash at beginning of year	$–

Cash at end of year	$114,829

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$190,927,848
Issuance of Fund shares in connection with tax-free reorganizations (see Note 12)	$220,704,208
Noncash operating activities not included herein consist of:
Acquisition of net assets in connection with tax-free reorganizations (see Note 12), less cash acquired	$215,147,902
Cash paid for interest and fees	$18,850,213

See notes to financial statements

18

Eaton Vance National Municipals Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$9.060	$11.490	$11.780		$11.270	$10.920

Income (Loss) From Operations

Net investment income(1)	$0.527	$0.533	$0.521		$0.565	$0.574
Net realized and unrealized gain (loss)	0.984	(2.431)	(0.290)		0.478	0.355

Total income (loss) from operations	$1.511	$(1.898)	$0.231		$1.043	$0.929

Less Distributions

From net investment income	$(0.531)	$(0.532)	$(0.521)		$(0.533)	$(0.579)

Total distributions	$(0.531)	$(0.532)	$(0.521)		$(0.533)	$(0.579)

Net asset value — End of year	$10.040	$9.060	$11.490		$11.780	$11.270

Total Return(2)	17.97%	(17.03)%	1.95%		9.50%	8.69%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,811,295	$3,987,956	$4,647,177		$3,259,363	$2,147,435
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.70%	0.64%	0.64	%(3)	0.72%	0.77	%(4)
Interest and fee expense(5)	0.23%	0.46%	0.62%		0.61%	0.44	%(4)
Total expenses before custodian fee reduction	0.93%	1.10%	1.26	%(3)	1.33%	1.21	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.70%	0.63%	0.63	%(3)	0.71%	0.76	%(4)
Net investment income	6.22%	5.00%	4.44%		4.93%	5.14%
Portfolio Turnover	46%	64%	65%		58%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

19

Eaton Vance National Municipals Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$9.060	$11.490	$11.780		$11.270	$10.920

Income (Loss) From Operations

Net investment income(1)	$0.464	$0.454	$0.434		$0.478	$0.482
Net realized and unrealized gain (loss)	0.992	(2.435)	(0.290)		0.480	0.364

Total income (loss) from operations	$1.456	$(1.981)	$0.144		$0.958	$0.846

Less Distributions

From net investment income	$(0.466)	$(0.449)	$(0.434)		$(0.448)	$(0.496)

Total distributions	$(0.466)	$(0.449)	$(0.434)		$(0.448)	$(0.496)

Net asset value — End of year	$10.050	$9.060	$11.490		$11.780	$11.270

Total Return(2)	17.18%	(17.69)%	1.20%		8.69%	8.15	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$179,657	$138,052	$173,176		$140,593	$83,629
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.45%	1.39%	1.39	%(4)	1.47%	1.52	%(5)
Interest and fee expense(6)	0.23%	0.46%	0.62%		0.61%	0.44	%(5)
Total expenses before custodian fee reduction	1.68%	1.85%	2.01	%(4)	2.08%	1.96	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.45%	1.38%	1.38	%(4)	1.46%	1.51	%(5)
Net investment income	5.48%	4.25%	3.69%		4.17%	4.30%
Portfolio Turnover	46%	64%	65%		58%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.19% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

20

Eaton Vance National Municipals Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$9.060	$11.490	$11.780		$11.270	$10.920

Income (Loss) From Operations

Net investment income(1)	$0.464	$0.453	$0.431		$0.480	$0.486
Net realized and unrealized gain (loss)	0.992	(2.434)	(0.287)		0.478	0.360

Total income (loss) from operations	$1.456	$(1.981)	$0.144		$0.958	$0.846

Less Distributions

From net investment income	$(0.466)	$(0.449)	$(0.434)		$(0.448)	$(0.496)

Total distributions	$(0.466)	$(0.449)	$(0.434)		$(0.448)	$(0.496)

Net asset value — End of year	$10.050	$9.060	$11.490		$11.780	$11.270

Total Return(2)	17.18%	(17.69)%	1.20%		8.69%	7.99	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,367,785	$1,143,256	$1,334,054		$783,143	$388,276
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.45%	1.39%	1.39	%(4)	1.47%	1.52	%(5)
Interest and fee expense(6)	0.23%	0.46%	0.62%		0.61%	0.44	%(5)
Total expenses before custodian fee reduction	1.68%	1.85%	2.01	%(4)	2.08%	1.96	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.45%	1.38%	1.38	%(4)	1.46%	1.51	%(5)
Net investment income	5.46%	4.25%	3.68%		4.18%	4.35%
Portfolio Turnover	46%	64%	65%		58%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.10% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

21

Eaton Vance National Municipals Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$9.060	$11.490	$11.780		$11.270	$10.920

Income (Loss) From Operations

Net investment income(1)	$0.550	$0.559	$0.549		$0.601	$0.590
Net realized and unrealized gain (loss)	0.983	(2.429)	(0.289)		0.471	0.368

Total income (loss) from operations	$1.533	$(1.870)	$0.260		$1.072	$0.958

Less Distributions

From net investment income	$(0.553)	$(0.560)	$(0.550)		$(0.562)	$(0.608)

Total distributions	$(0.553)	$(0.560)	$(0.550)		$(0.562)	$(0.608)

Net asset value — End of year	$10.040	$9.060	$11.490		$11.780	$11.270

Total Return(2)	18.28%	(16.81)%	2.20%		9.77%	8.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$217,630	$144,692	$139,301		$82,723	$15,208
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.44%	0.40%	0.39	%(3)	0.47%	0.52	%(4)
Interest and fee expense(5)	0.23%	0.46%	0.62%		0.61%	0.44	%(4)
Total expenses before custodian fee reduction	0.67%	0.86%	1.01	%(3)	1.08%	0.96	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.44%	0.39%	0.38	%(3)	0.46%	0.51	%(4)
Net investment income	6.47%	5.26%	4.68%		5.22%	5.27%
Portfolio Turnover	46%	64%	65%		58%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

22

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance National Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $54,234,468 which will reduce its taxable income arising from future

23

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on September 30, 2010 ($93,535), September 30, 2011 ($211,449), September 30, 2012 ($1,936,962), September 30, 2013 ($2,604,551), September 30, 2014 ($52,732), September 30, 2015 ($314,591), September 30, 2016 ($48,228,662) and September 30, 2017 ($791,986). A capital loss carryforward of $10,266,025 included in the amounts above will be available to the Fund as a result of the reorganizations (see Note 12). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

Additionally, at September 30, 2009, the Fund had net capital losses of $790,916,637, including $1,783,723 as a result of the reorganizations (see Note 12), attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending September 30, 2010.

As of September 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest

24

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2009, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $866,109,000 and $1,290,082,370, respectively. The range of interest rates on Floating Rate Notes outstanding at September 30, 2009 was 0.30% to 0.95%. For the year ended September 30, 2009, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $839,699,808 and 1.43%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of September 30, 2009.

The Fund may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money, except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to

25

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended September 30,
	2009	2008

Distributions declared from:
Tax-exempt income	$319,262,626	$293,206,024
Ordinary income	$546,879	$1,606,458

During the year ended September 30, 2009, accumulated net realized loss was decreased by $2,150,634, paid-in capital was decreased by $110,776 and accumulated undistributed net investment income was decreased by $2,039,858 due to differences between book and tax accounting, primarily for accretion of market discount and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$14,630,930
Capital loss carryforward and post October losses	$(845,151,105)
Net unrealized appreciation	$162,730,717
Other temporary differences	$(10,208,650)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the timing of recognizing distributions to shareholders, futures contracts, accretion of market discount and inverse floaters.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275	2.75
$1 billion up to $1.5 billion	0.250	2.50
$1.5 billion up to $2 billion	0.225	2.25
$2 billion up to $3 billion	0.200	2.00
$3 billion and over	0.175	1.75

For the year ended September 30, 2009, the investment adviser fee amounted to $19,010,594, representing 0.36% of the Fund’s average daily net assets.

EVM serves as the administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended September 30, 2009, EVM earned $107,582 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $496,737 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

26

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2009 amounted to $9,842,227 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended September 30, 2009, the Fund paid or accrued to EVD $1,057,222 and $8,114,541 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At September 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $5,338,000 and $145,770,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for year the ended September 30, 2009 amounted to $359,039 and $2,759,788 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended September 30, 2009, the Fund was informed that EVD received approximately $428,000, $389,000 and $329,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,872,599,785 and $3,040,718,804, respectively, for the year ended September 30, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

27

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended September 30,
Class A	2009	2008

Sales	136,484,542	168,275,901
Issued to shareholders electing to receive payments of distributions in Fund shares	17,100,545	13,453,410
Redemptions	(138,302,464)	(146,252,881)
Issued in connection with tax-free reorganizations (see Note 12)	22,809,245	—
Exchange from Class B shares	719,489	213,680

Net increase	38,811,357	35,690,110

	Year Ended September 30,
Class B	2009	2008

Sales	3,446,704	2,916,826
Issued to shareholders electing to receive payments of distributions in Fund shares	513,741	376,514
Redemptions	(3,221,270)	(2,920,149)
Issued in connection with tax-free reorganizations (see Note 12)	2,622,652	—
Exchange to Class A shares	(718,742)	(213,441)

Net increase	2,643,085	159,750

	Year Ended September 30,
Class C	2009	2008

Sales	40,830,304	46,817,579
Issued to shareholders electing to receive payments of distributions in Fund shares	3,928,772	2,864,292
Redemptions	(35,332,498)	(39,640,879)
Issued in connection with tax-free reorganizations (see Note 12)	514,275	—

Net increase	9,940,853	10,040,992

	Year Ended September 30,
Class I	2009	2008

Sales	27,315,361	14,223,878
Issued to shareholders electing to receive payments of distributions in Fund shares	933,901	551,703
Redemptions	(22,553,301)	(10,928,779)

Net increase	5,695,961	3,846,802

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,350,688,729

Gross unrealized appreciation	$518,006,425
Gross unrealized depreciation	(355,275,708)

Net unrealized appreciation	$162,730,717

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 2009, the Fund had a balance outstanding pursuant to this line of credit of $7,400,000, at an interest rate of 1.36%. The Fund’s average borrowings or allocated fees during the year ended September 30, 2009 were not significant.

10   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2009 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/09	7,000 U.S. Treasury Bond	Short	$(844,901,013)	$(849,625,000)	$(4,723,987)

28

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

At September 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective April 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund may enter into interest rate swap contracts. The Fund may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2009 were as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(4,723,987	)(1)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk for the six months ended September 30, 2009 was as follows:

		Change in
	Realized Gain	Unrealized
	(Loss) on	Appreciation on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures Contracts	$(15,972,074)	$30,463,963
Interest Rate Swaps	(2,741,922)	5,559,009

Total	$(18,713,996)	$36,022,972

(1)	Statement of Operations location: Net realized gain (loss) - Financial futures contracts and Net realized gain (loss) - swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Financial futures contracts and Change in unrealized appreciation (depreciation) - swap contracts, respectively.

The average notional amounts of futures contracts and interest rate swaps outstanding during the six months ended September 30, 2009 were approximately $561,142,857 and $17,207,000, respectively.

11   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10) effective October 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$7,385,028,446	$—	$7,385,028,446

Total Investments	$—	$7,385,028,446	$—	$7,385,028,446

Liability Description

Futures Contracts	$(4,723,987)	$—	$—	$(4,723,987)

Total	$(4,723,987)	$—	$—	$(4,723,987)

29

Eaton Vance National Municipals Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund held no investments or other financial instruments as of September 30, 2008 whose fair value was determined using Level 3 inputs.

12   Reorganizations

As of the close of business on November 21, 2008, the Fund acquired the net assets of Eaton Vance Florida Plus Municipals Fund (Florida Plus Fund) pursuant to a plan of reorganization approved by the shareholders of Florida Plus Fund. The acquisition was accomplished by a tax-free exchange of Class A, Class B and Class C shares of the Fund for Class A, Class B and Class C shares of Florida Plus Fund, respectively, each outstanding on November 21, 2008 as follows:

	Florida Plus Fund
	Shares of the	Shares
	Fund Issued	Exchanged	Net Assets

Class A	17,340,079	17,188,093	$139,258,179
Class B	1,836,952	1,775,751	14,756,605
Class C	381,353	368,500	3,063,562

Total			$157,078,346

The aggregate net assets of the Fund immediately before the acquisition were $4,679,552,499. The net assets of Florida Plus Fund as presented above, including $8,413,743 of accumulated net realized losses and $29,659,755 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $4,836,630,845.

As of the close of business on September 25, 2009, the Fund acquired the net assets of Eaton Vance Hawaii Municipals Fund (Hawaii Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund) pursuant to a plan of reorganization approved by the shareholders of Hawaii Fund, Mississippi Fund and West Virginia Fund, respectively. The acquisitions were accomplished by a tax-free exchange of Class A, Class B and Class C shares of the Fund for Class A, Class B and Class C shares of Hawaii Fund, Mississippi Fund and West Virginia Fund, respectively, each outstanding on September 25, 2009 as follows:

	Hawaii Fund
	Shares of the	Shares
	Fund Issued	Exchanged	Net Assets

Class A	1,489,870	1,667,144	$14,839,104
Class B	233,914	258,600	2,330,669
Class C	21,473	23,720	213,952

Total			$17,383,725

	Mississippi Fund
	Shares of the	Shares
	Fund Issued	Exchanged	Net Assets

Class A	1,292,267	1,389,800	$12,870,981
Class B	156,107	164,169	1,555,416
Class C	47,772	50,193	475,994

Total			$14,902,391

	West Virginia Fund
	Shares of the	Shares
	Fund Issued	Exchanged	Net Assets

Class A	2,687,029	2,953,328	$26,762,808
Class B	395,679	423,904	3,942,469
Class C	63,677	68,084	634,469

Total			$31,339,746

The aggregate net assets of the Fund immediately before the acquisitions were $6,437,336,808. The net assets of Hawaii Fund, Mississippi Fund and West Virginia Fund as presented above, including accumulated net realized losses aggregating $4,216,124 and unrealized appreciation aggregating $1,205,209, were combined with those of the Fund, resulting in combined net assets of $6,500,962,670.

13   Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended September 30, 2009, events and transactions subsequent to September 30, 2009 through November 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

30

Eaton Vance National Municipals Fund as of September 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance National Municipals Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipals Fund (“the Fund”) (one of the funds constituting Eaton Vance Municipals Trust), including the portfolio of investments, as of September 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Municipals Fund as of September 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2009

31

Eaton Vance National Municipals Fund as of September 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.83% of dividends from net investment income as an exempt-interest dividend.

32

Eaton Vance National Municipals Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

33

Eaton Vance National Municipals Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve- month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance National Municipals Fund (the “Fund”) with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

34

Eaton Vance National Municipals Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Funds and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board considered the impact of extraordinary market conditions during 2008 on the Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability of the Fund, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

35

Eaton Vance National Municipals Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

36

Eaton Vance National Municipals Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Robert B. MacIntosh 1/22/57	President	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

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Investment Adviser of Eaton Vance National Municipals Fund
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance National Municipals Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

448-11/09	HMSRC

EDUCATION

Eaton Vance
Investment Managers

Annual Report September 30, 2009

EATON VANCE MUNICIPALS TRUST

California

Massachusetts

New York

Ohio

Rhode Island

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipals Funds as of September 30, 2009
TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
California	4
Massachusetts	6
New York	8
Ohio	10
Rhode Island	12

Fund Expenses	14

Financial Statements	17

Federal Tax Information	74

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	75

Management and Organization	78

Eaton Vance Municipals Funds as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
During the year ending September 30, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued through the first quarter of 2009. After contracting in the first three quarters of the Funds’ fiscal year, the U.S. economy showed positive growth in the year’s final quarter. According to the U.S. Department of Commerce, the economy declined at annualized rates of 5.4%, 6.4% and 0.7% in the fourth quarter of 2008 and the first and second quarters of 2009, respectively. In the third quarter of 2009, the economy grew at an estimated annualized rate of 3.5%.
In the first three months of the period, the capital markets were shaken by unprecedented events. Just prior to the beginning of the period, in September 2008, the federal government had taken control of federally chartered mortgage giants Fannie Mae and Freddie Mac. During the same month, Lehman Brothers filed for bankruptcy protection; Bank of America announced its acquisition of Merrill Lynch; and Goldman Sachs and Morgan Stanley petitioned the U.S. Federal Reserve (the Fed) to become bank holding companies, a step that brings greater regulation but also easier access to credit. These actions redefined the Wall Street landscape. In response, the Fed lowered the federal funds rate to a range of 0.0% to 0.25% from 2.00% as of September 30, 2008, and took extraordinary action through a variety of innovative lending techniques in an attempt to ease the credit crisis.
During calendar year 2009, the municipal market witnessed a significant rebound as headline risk abated, demand returned from investors who had sought the relative safety of Treasury bonds in 2008, and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bonds Program gave municipal issuers access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
During the year ending September 30, 2009, municipals continued the rally that had begun in mid-December 2008, posting strong returns for the period. The Funds’ benchmark, the Barclays Capital Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds —gained 14.85% for the period.1
Management Discussion
During the year ending September 30, 2009, Eaton Vance Massachusetts Municipals, Eaton Vance New York Municipals and Eaton Vance Ohio Municipals Funds outperformed the Index, while Eaton Vance California Municipals and Eaton Vance Rhode Island Municipals Funds underperformed the Index. Given the combination of the Funds’ objective of providing tax-exempt income and the historical upward slope of the municipal yield curve, the Funds generally hold longer-maturity bonds relative to the broad market and many of our competitors. Given the significant price movement of the longer end of the municipal yield curve, management’s bias toward longer maturities was the basis for much of the outperformance of Eaton Vance Massachusetts Municipals, Eaton Vance New York Municipals and Eaton Vance Ohio Municipals Funds during the period. Investing down the credit spectrum and making higher allocations to revenue bonds also contributed positively to the Funds’ relative performance. In Eaton Vance California Municipals and Eaton Vance Rhode Island Municipals Funds, budgetary and credit concerns in those states contributed to relative underperformance versus the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Municipals Funds as of September 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
The Funds generally invest in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during the first half of 2009, thus providing the basis for much of the Funds’ underperformance in the earlier part of the period and outperformance later in the fiscal year, respectively.
Management employed leverage in the Funds, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Funds’ exposure to their leveraged investments in both up and down markets.1
As we move ahead, we recognize that many state governments, particularly California and New York, face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state legislatures formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage municipals with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.

[1]	The Funds employ residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1I to the financial statements for more information on RIB investments.

Effective December 1, 2009, each Fund’s name will be changed to “Eaton Vance [State] Municipal Income Fund.”

Eaton Vance California Municipals Fund as of September 30, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EACAX	EVCAX	ECCAX	EICAX

Average Annual Total Returns (at net asset value)
One Year	13.91%	13.01%	13.01%	14.31%
Five Years	3.25	2.49	2.47	N.A.
10 Years	4.74	4.23	N.A.	N.A.
Life of Fund†	5.31	5.23	2.61	8.10

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	8.47%	8.01%	12.01%	14.31%
Five Years	2.25	2.16	2.47	N.A.
10 Years	4.24	4.23	N.A.	N.A.
Life of Fund†	4.97	5.23	2.61	8.10

†	Inception dates: Class A: 5/27/94; Class B: 12/19/85; Class C: 8/31/04; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.16%	1.91%	1.91%	0.93%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.43%	3.75%	3.75%	4.65%
Taxable-Equivalent Distribution Rate[3,4]	7.62	6.45	6.45	8.00
SEC 30-day Yield[5]	4.02	3.50	3.50	4.43
Taxable-Equivalent SEC 30-day Yield[4,5]	6.91	6.02	6.02	7.62
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

One Year	14.85%	19.78%
Five Years	4.78	4.88
10 Years	5.77	6.27

Lipper Averages[7] (Average Annual Total Returns)

Lipper California Municipal Debt Funds Classification
One Year		13.07%
Five Years		3.50
10 Years		4.65
Portfolio Manager: Cynthia J. Clemson

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 12/19/85.

A $10,000 hypothetical investment at net asset value in Class A shares on 9/30/99, Class C on 8/31/04 (commencement of operations), and Class I on 3/3/08 (commencement of operations) would have been valued at $15,894 ($15,139 at the maximum offering price), $11,363, and $11,308, respectively, on 9/30/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. [2] Source: Prospectus dated 2/1/09. Includes interest expense of 0.30% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 41.86% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification contained 123, 100 and 78 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance California Municipals Fund as of September 30, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/09, is as follows, and the average rating is AA-.

AAA	32.5%
AA	21.0%
A	30.8%
BBB	7.1%
Not Rated	8.6%
Fund Statistics2

• Number of Issues:	94
• Average Maturity:	21.1 years
• Average Effective Maturity:	13.6 years
• Average Call Protection:	8.2 years
• Average Dollar Price:	$97.58
• RIB Leverage[3]:	9.2%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Massachusetts Municipals Fund as of September 30, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMAX	EVMAX	ECMMX	EIMAX

Average Annual Total Returns (at net asset value)
One Year	15.84%	14.97%	15.10%	16.08%
Five Years	2.94	2.22	N.A.	3.21
10 Years	4.72	3.96	N.A.	4.96
Life of Fund†	4.41	4.74	1.54	4.82

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	10.36%	9.97%	14.10%	16.08%
Five Years	1.95	1.88	N.A.	3.21
10 Years	4.22	3.96	N.A.	4.96
Life of Fund†	4.09	4.74	1.54	4.82

†	Inception dates: Class A: 12/7/93; Class B: 4/18/91; Class C: 5/2/06; Class I: 6/17/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.03%	1.78%	1.79%	0.83%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.80%	4.14%	4.14%	4.98%
Taxable-Equivalent Distribution Rate[3,4]	7.80	6.73	6.73	8.09
SEC 30-day Yield[5]	4.47	3.98	3.96	4.90
Taxable-Equivalent SEC 30-day Yield[4,5]	7.26	6.47	6.43	7.96
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

One Year	14.85%	19.78%
Five Years	4.78	4.88
10 Years	5.77	6.27

Lipper Averages[7] (Average Annual Total Returns)

Lipper Massachusetts Municipal Debt Funds Classification
One Year		13.81%
Five Years		3.86
10 Years		4.93
Portfolio Manager: Robert B. MacIntosh, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 4/18/91.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/99, Class C on 5/2/06 (commencement of operations) and Class I on 9/30/99 would have been valued at $15,864 ($15,111 at the maximum offering price), $10,537 and $16,227, respectively, on 9/30/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. [2] Source: Prospectuses dated 2/1/09. Includes interest expense of 0.25% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Municipal Debt Funds Classification contained 43, 36 and 32 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Massachusetts Municipals Fund as of September 30, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/09, is as follows, and the average rating is A+.

AAA	16.0%
AA	26.9%
A	38.3%
BBB	7.8%
BB	1.2%
Not Rated	9.8%
Fund Statistics2

• Number of Issues:	66
• Average Maturity:	24.5 years
• Average Effective Maturity:	18.0 years
• Average Call Protection:	11.2 years
• Average Dollar Price:	$100.97
• RIB Leverage[3]:	10.9%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

Eaton Vance New York Municipals Fund as of September 30,2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETNYX	EVNYX	ECNYX	EINYX

Average Annual Total Returns (at net asset value)
One Year	15.77%	14.87%	14.88%	16.00%
Five Years	2.95	2.24	2.21	N.A.
10 Years	5.05	4.37	N.A.	N.A.
Life of Fund†	5.34	5.42	2.26	8.11

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	10.29%	9.87%	13.88%	16.00%
Five Years	1.95	1.91	2.21	N.A.
10 Years	4.54	4.37	N.A.	N.A.
Life of Fund†	5.01	5.42	2.26	8.11

†	Inception dates: Class A: 4/15/94; Class B: 8/30/90; Class C: 9/30/03; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I
Expense Ratio	1.16%	1.91%	1.91%	0.99%

Distribution Rates/Yields	Class A	Class B	Class C	Class I
Distribution Rate[3]	4.65%	4.00%	4.00%	4.83%
Taxable-Equivalent Distribution Rate[3,4]	7.86	6.76	6.76	8.16
SEC 30-day Yield[5]	4.28	3.76	3.75	4.68
Taxable-Equivalent SEC 30-day Yield[4,5]	7.23	6.35	6.34	7.91
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
One Year	14.85%	19.78%
Five Years	4.78	4.88
10 Years	5.77	6.27
Lipper Averages7 (Average Annual Total Returns)

Lipper New York Municipal Debt Funds Classification
One Year	14.12%
Five Years	3.74
10 Years	4.82
Portfolio Manager: Craig R. Brandon, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 8/30/90.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/99, Class C on 9/30/03 (commencement of operations) and Class I on 3/3/08 (commencement of operations) would have been valued at $16,377 ($15,599 at the maximum offering price), $11,379 and $11,309, respectively, on 9/30/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. [2] Source: Prospectus dated 2/1/09. Includes interest expense of 0.38% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification contained 94, 86 and 70 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New York Municipals Fund as of September 30,2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/09, is as follows, and the average rating is A+.

AAA	10.8%
AA	46.9%
A	22.9%
BBB	10.0%
BB	2.0%
B	1.3%
CCC	0.4%
Not Rated	5.7%
Fund Statistics2

• Number of Issues:	117
• Average Maturity:	25.5 years
• Average Effective Maturity:	14.8 years
• Average Call Protection:	9.6 years
• Average Dollar Price:	$100.26
• RIB Leverage[3]:	8.6%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Ohio Municipals Fund as of September 30, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C
Share Class Symbol	ETOHX	ECOHX

Average Annual Total Returns (at net asset value)
One Year	17.71%	16.98%
Five Years	4.56	N.A.
10 Years	5.19	N.A.
Life of Fund†	4.70	3.23

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	12.06%	15.98%
Five Years	3.54	N.A.
10 Years	4.68	N.A.
Life of Fund†	4.38	3.23

†	Inception dates: Class A: 12/7/93; Class C: 2/3/06

Total Annual
Operating Expenses[2]	Class A	Class C
Expense Ratio	0.97%	1.72%

Distribution Rates/Yields	Class A	Class C
Distribution Rate[3]	4.11%	3.43%
Taxable-Equivalent Distribution Rate[3,4]	6.72	5.61
SEC 30-day Yield[5]	3.63	3.08
Taxable-Equivalent SEC 30-day Yield[4,5]	5.94	5.04
IndexPerformance 6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
One Year	14.85%	19.78%
Five Years	4.78	4.88
10 Years	5.77	6.27
Lipper Averages7 (Average Annual Total Returns)

Lipper Ohio Municipal Debt Funds Classification
One Year	12.94%
Five Years	3.77
10 Years	4.71
Portfolio Manager: William H. Ahern, Jr., CFA

*	Source: Lipper, Inc. Class A of the Fund commenced operations on 12/7/93.

A $10,000 hypothetical investment at net asset value in Class C on 2/3/06 (commencement of operations) would have been valued at $11,235 on 9/30/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 2/1/09. Includes interest expense of 0.20% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 38.85% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Ohio Municipal Debt Funds Classification contained 39, 32 and 28 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Ohio Municipals Fund as of September 30, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/09, is as follows, and the average rating is AA-.

AAA	33.2%
AA	30.7%
A	20.3%
BBB	7.1%
B	1.2%
Not Rated	7.5%
Fund Statistics2

• Number of Issues:	110
• Average Maturity:	21.2 years
•Average Effective Maturity:	13.2 years
• Average Call Protection:	10.7 years
• Average Dollar Price:	$105.66
• RIB Leverage[3]:	4.9%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

Eaton Vance Rhode Island Municipals Fund as of September 30, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETRIX	EVRIX	ERICX

Average Annual Total Returns (at net asset value)
One Year	12.70%	11.92%	11.91%
Five Years	2.84	2.12	N.A.
10 Years	4.72	3.94	N.A.
Life of Fund†	4.20	3.80	1.26

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	7.33%	6.92%	10.91%
Five Years	1.84	1.77	N.A.
10 Years	4.21	3.94	N.A.
Life of Fund†	3.88	3.80	1.26

†	Inception dates: Class A: 12/7/93; Class B: 6/11/93; Class C: 3/20/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C
Expense Ratio	0.96%	1.71%	1.71%

Distribution Rates/Yields	Class A	Class B	Class C
Distribution Rate[3]	4.27%	3.58%	3.58%
Taxable-Equivalent Distribution Rate[3,4]	7.29	6.11	6.11
SEC 30-day Yield[5]	3.77	3.15	3.14
Taxable-Equivalent SEC 30-day Yield[4,5]	6.44	5.38	5.36
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index
One Year	14.85%	19.78%
Five Years	4.78	4.88
10 Years	5.77	6.27
Lipper Averages7 (Average Annual Total Returns)

Lipper Other States Municipal Debt Funds Classification
One Year	13.44%
Five Years	3.62
10 Years	4.61
Portfolio Manager: Robert B. MacIntosh, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 6/11/93.

A $10,000 hypothetical investment at net asset value in Class A on 9/30/99 and Class C on 3/20/06 (commencement of operations) would have been valued at $15,859 ($15,106 at the maximum offering price) and $10,455, respectively, on 9/30/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 2/1/09. Includes interest expense of 0.17% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 41.44% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 129, 115 and 105 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Rhode Island Municipals Fund as of September 30, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/09, is as follows, and the average rating is AA-.

AAA	22.5%
AA	29.0%
A	33.1%
BBB	11.3%
BB	0.3%
Not Rated	3.8%
Fund Statistics2

• Number of Issues:	64
• Average Maturity:	20.7 years
• Average Effective Maturity:	9.7 years
• Average Call Protection:	7.1 years
• Average Dollar Price:	$101.20
• RIB Leverage[3]:	1.4%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 9/30/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Municipals Funds as of September 30, 2009

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 – September 30, 2009).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance California Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/09)	(9/30/09)	(4/1/09 – 9/30/09)

Actual
Class A	$1,000.00	$1,176.90	$5.40
Class B	$1,000.00	$1,172.30	$9.42
Class C	$1,000.00	$1,172.30	$9.42
Class I	$1,000.00	$1,178.20	$4.04

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.01
Class B	$1,000.00	$1,016.40	$8.74
Class C	$1,000.00	$1,016.40	$8.74
Class I	$1,000.00	$1,021.40	$3.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class A shares, 1.73% for Class B shares, 1.73% for Class C shares and 0.74% for Class I shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009.

Eaton Vance Municipals Funds as of September 30, 2009

FUND EXPENSES CONT’D

Eaton Vance Massachusetts Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/09)	(9/30/09)	(4/1/09 – 9/30/09)

Actual
Class A	$1,000.00	$1,198.60	$5.07
Class B	$1,000.00	$1,192.80	$9.18
Class C	$1,000.00	$1,194.10	$9.19
Class I	$1,000.00	$1,199.80	$3.97

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.66
Class B	$1,000.00	$1,016.70	$8.44
Class C	$1,000.00	$1,016.70	$8.44
Class I	$1,000.00	$1,021.50	$3.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% for Class A shares, 1.67% for Class B shares, 1.67% for Class C shares and 0.72% for Class I shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009.

Eaton Vance New York Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/09)	(9/30/09)	(4/1/09 – 9/30/09)

Actual
Class A	$1,000.00	$1,221.90	$5.01
Class B	$1,000.00	$1,218.60	$9.18
Class C	$1,000.00	$1,217.40	$9.12
Class I	$1,000.00	$1,224.50	$3.79

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.56
Class B	$1,000.00	$1,016.80	$8.34
Class C	$1,000.00	$1,016.80	$8.29
Class I	$1,000.00	$1,021.70	$3.45

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% for Class A shares, 1.65% for Class B shares, 1.64% for Class C shares and 0.68% for Class I shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009.

Eaton Vance Municipals Funds as of September 30, 2009

FUND EXPENSES CONT’D

Eaton Vance Ohio Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/09)	(9/30/09)	(4/1/09 – 9/30/09)

Actual
Class A	$1,000.00	$1,164.90	$4.45
Class C	$1,000.00	$1,163.60	$8.46

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$4.15
Class C	$1,000.00	$1,017.20	$7.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% for Class A shares and 1.56% for Class C shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009.

Eaton Vance Rhode Island Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(4/1/09)	(9/30/09)	(4/1/09 – 9/30/09)

Actual
Class A	$1,000.00	$1,147.90	$4.42
Class B	$1,000.00	$1,143.40	$8.44
Class C	$1,000.00	$1,143.20	$8.44

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$4.15
Class B	$1,000.00	$1,017.20	$7.94
Class C	$1,000.00	$1,017.20	$7.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% for Class A shares, 1.57% for Class B shares and 1.57% for Class C shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2009.

Eaton Vance California Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 109.8%

Principal Amount
(000’s omitted)	Security	Value

Education — 6.5%

$2,500	California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/38	$2,639,900
3,500	California Educational Facilities Authority, (Lutheran University), 5.00%, 10/1/29	3,317,755
1,715	California Educational Facilities Authority, (Pomona College), 5.00%, 7/1/45	1,788,368
2,500	California Educational Facilities Authority, (Santa Clara University), 5.25%, 9/1/26	2,842,000
4,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	4,176,040

		$14,764,063

Electric Utilities — 3.7%

$895	Chula Vista, (San Diego Gas), 5.875%, 2/15/34	$994,273
2,725	Chula Vista, (San Diego Gas), (AMT), 5.00%, 12/1/27	2,617,908
2,135	Los Angeles Department of Water and Power, 5.25%, 7/1/38	2,339,405
2,170	Vernon, Electric System Revenue, 5.125%, 8/1/21	2,313,849

		$8,265,435

Escrowed / Prerefunded — 8.7%

$1,000	Sacramento County, SFMR, (GNMA), (AMT), Escrowed to Maturity, 8.25%, 1/1/21	$1,406,310
11,285	Sacramento County, SFMR, (GNMA), (AMT), Escrowed to Maturity, 8.50%, 11/1/16	15,228,769
5,765	San Joaquin Hills Transportation Corridor Agency, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	3,028,643

		$19,663,722

General Obligations — 10.4%

$1,000	California, 6.00%, 4/1/38	$1,105,980
2,180	California, (AMT), 5.05%, 12/1/36	2,007,780
3,825	Los Angeles Unified School District, 5.00%, 1/1/34	4,002,059
9,990	San Francisco Bay Area Rapid Transit District, (Election of 2004), 4.75%, 8/1/37(2)	10,478,961
5,400	Santa Clara County, (Election of 2008), 5.00%, 8/1/39(2)	5,805,702

		$23,400,482

Hospital — 17.8%

$1,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$1,037,760
1,465	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.625%, 7/1/32	1,517,564
2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	2,141,540
5,000	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	4,943,300
5,910	California Health Facilities Financing Authority, (Sutter Health), 5.25%, 11/15/46(2)	5,967,721
2,250	California Infrastructure and Economic Development Bank, (Kaiser Hospital), 5.50%, 8/1/31	2,295,743
4,885	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	4,647,052
2,500	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	2,420,350
2,500	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	2,420,875
1,760	California Statewide Communities Development Authority, (Kaiser Permanente), 5.50%, 11/1/32	1,789,814
1,500	California Statewide Communities Development Authority, (Sonoma County Indian Health), 6.40%, 9/1/29	1,507,125
2,700	San Benito Health Care District, 5.40%, 10/1/20	2,449,548
1,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	1,014,020
1,650	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	1,434,708
5,000	Washington Township Health Care District, 5.00%, 7/1/37	4,666,050

		$40,253,170

Housing — 1.8%

$3,000	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$2,382,150
1,348	Commerce, (Hermitage III Senior Apartments), 6.50%, 12/1/29	1,244,388
410	Commerce, (Hermitage III Senior Apartments), 6.85%, 12/1/29	373,189

		$3,999,727

Industrial Development Revenue — 2.1%

$2,750	California Pollution Control Financing Authority, (Browning Ferris Industries), (AMT), 5.80%, 12/1/16	$2,750,880
265	California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	258,372
1,700	California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.40%, 4/1/25	1,696,464

		$4,705,716

Insured-Education — 1.2%

$2,575	California Educational Facilities Authority, (Pepperdine University), (AMBAC), 5.00%, 12/1/32	$2,674,447

		$2,674,447

See notes to financial statements

Eaton Vance California Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 4.0%

$4,775	California Pollution Control Financing Authority, (Pacific Gas and Electric), (NPFG), (AMT), 5.35%, 12/1/16	$4,961,511
2,000	Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	2,129,380
1,775	Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	1,892,221

		$8,983,112

Insured-Escrowed / Prerefunded — 7.2%

$2,500	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28, 5.00%, 7/1/33(3)	$3,012,000
5,000	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (FGIC), Prerefunded to 1/1/28, 5.00%, 7/1/29	6,024,000
15,000	Foothill/Eastern Corridor Agency, Toll Road Bonds, (FSA), (RADIAN), Escrowed to Maturity, 0.00%, 1/1/28	7,150,950

		$16,186,950

Insured-General Obligations — 5.4%

$1,700	Allan Hancock, (Joint Community College), (FSA), 4.375%, 8/1/31	$1,704,505
2,450	California, (AGC), 4.50%, 8/1/30	2,461,417
6,500	Los Angeles Unified School District, (Election of 2005), (FSA), 4.75%, 7/1/32(2)	6,634,849
2,285	Merced Unified School District, (FGIC), (NPFG), 0.00%, 8/1/19	1,458,333

		$12,259,104

Insured-Hospital — 2.2%

$4,920	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.75%, 8/15/27(2)	$4,980,795

		$4,980,795

Insured-Lease Revenue / Certificates of Participation — 3.9%

$11,280	Anaheim Public Financing Authority, (Public Improvements), (FSA), 0.00%, 9/1/30	$3,466,795
4,900	Los Angeles County, (Disney Parking), (AMBAC), 0.00%, 9/1/17	3,690,141
2,300	Los Angeles County, (Disney Parking), (AMBAC), 0.00%, 3/1/18	1,671,387

		$8,828,323

Insured-Other Revenue — 0.8%

$1,900	Golden State Tobacco Securitization Corp., (AGC), (FGIC), 5.00%, 6/1/38	$1,905,453

		$1,905,453

Insured-Special Tax Revenue — 2.8%

$2,565	Ceres Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$2,022,066
4,540	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (FSA), 4.25%, 7/1/36	4,326,166

		$6,348,232

Insured-Transportation — 3.3%

$9,420	Alameda Corridor Transportation Authority, (NPFG), 0.00%, 10/1/33	$2,323,255
1,800	San Joaquin Hills Transportation Corridor Agency, Toll Road Bonds, (NPFG), 0.00%, 1/15/24	685,530
2,125	San Jose Airport, (AMBAC), (BHAC), (FSA), (AMT), 5.00%, 3/1/37	2,155,154
2,230	San Jose Airport, (AMBAC), (BHAC), (FSA), (AMT), 6.00%, 3/1/47	2,377,514

		$7,541,453

Insured-Water and Sewer — 5.6%

$8,000	Clovis Public Financing Authority, Wastewater Revenue, (AMBAC), 4.50%, 8/1/38	$7,438,240
3,810	Los Angeles Department of Water and Power, (FSA), 4.75%, 7/1/36	3,932,568
1,680	Los Angeles Department of Water and Power, (NPFG), 3.00%, 7/1/30	1,405,622

		$12,776,430

Lease Revenue / Certificates of Participation — 6.2%

$4,985	Los Angeles County, (Disney Parking), 0.00%, 3/1/16	$4,057,940
1,750	Los Angeles County, (Disney Parking), 0.00%, 3/1/17	1,347,097
3,100	Los Angeles County, (Disney Parking), 0.00%, 3/1/20	2,001,980
5,630	Pasadena Parking Facility, 6.25%, 1/1/18	6,588,451

		$13,995,468

Other Revenue — 1.6%

$615	California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/32	$617,005
920	California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/37	902,216

See notes to financial statements

Eaton Vance California Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue (continued)

$1,655	Golden State Tobacco Securitization Corp., 0.00%, 6/1/37	$1,125,135
1,060	Golden State Tobacco Securitization Corp., 5.75%, 6/1/47	887,178

		$3,531,534

Senior Living / Life Care — 1.0%

$250	California Statewide Communities Development Authority, (Senior Living -Presbyterian Homes), 4.75%, 11/15/26	$228,578
1,000	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.875%, 11/15/36	862,090
1,000	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 7.25%, 11/15/41	1,088,980

		$2,179,648

Special Tax Revenue — 9.8%

$2,500	Bonita Canyon Public Financing Authority, 5.375%, 9/1/28	$2,211,050
415	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/26	334,121
665	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/34	497,859
1,755	Corona Public Financing Authority, 5.80%, 9/1/20	1,689,047
900	Fairfield Improvement Bond Act of 1915, (North Cordelia District), 7.375%, 9/2/18	931,104
1,750	Lincoln Public Financing Authority, Improvement Bond Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	1,759,625
1,430	Moreno Valley Unified School District, 5.95%, 9/1/34	1,302,415
15,995	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	1,032,157
6,330	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	6,601,937
1,400	Santa Margarita Water District, 6.20%, 9/1/20	1,435,210
1,000	Santaluz Community Facilities District No. 2, 6.20%, 9/1/30	1,000,080
350	Temecula Unified School District, 5.00%, 9/1/27	295,537
535	Temecula Unified School District, 5.00%, 9/1/37	418,557
1,000	Torrance Redevelopment Agency, 5.625%, 9/1/28	862,100
1,000	Tustin Community Facilities District, 6.00%, 9/1/37	955,700
900	Whittier Public Financing Authority, (Greenleaf Avenue Redevelopment), 5.50%, 11/1/23	876,735

		$22,203,234

Transportation — 1.5%

$500	Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), 5.25%, 4/1/29	$557,800
2,750	Los Angeles Department of Airports, (Los Angeles International Airport), (AMT), 5.375%, 5/15/30	2,874,272

		$3,432,072

Water and Sewer — 2.3%

$3,160	California Department of Water Resources, 5.00%, 12/1/29	$3,497,962
1,740	Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 4.75%, 7/1/36(2)	1,814,890

		$5,312,852

Total Tax-Exempt Investments — 109.8%
(identified cost $234,808,453)		$248,191,422

Other Assets, Less Liabilities — (9.8)%		$(22,231,502)

Net Assets — 100.0%		$225,959,920

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

NPFG - National Public Finance Guaranty Corp.

RADIAN - Radian Group, Inc.

SFMR - Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 33.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.8% to 14.8% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $3,012,000.

See notes to financial statements

Eaton Vance Massachusetts Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 109.7%

Principal Amount
(000’s omitted)	Security	Value

Education — 25.9%

$15,000	Massachusetts Development Finance Agency, (Boston College), 5.00%, 7/1/42(1)	$15,847,125
4,500	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	4,919,580
3,930	Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	4,606,864
5,000	Massachusetts Development Finance Agency, (Dexter School), 5.00%, 5/1/37	5,126,650
1,000	Massachusetts Development Finance Agency, (Middlesex School), 5.00%, 9/1/33	1,020,990
3,515	Massachusetts Development Finance Agency, (New England Conservatory of Music), 5.25%, 7/1/38	3,354,364
1,000	Massachusetts Development Finance Agency, (Wheeler School), 6.50%, 12/1/29	1,008,490
7,260	Massachusetts Health and Educational Facilities Authority, (Berklee College), 5.00%, 10/1/37	7,591,056
6,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	6,482,100
8,000	Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/32(2)	10,288,320
5,000	Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.375%, 8/15/38(3)	5,570,400
1,450	Massachusetts Industrial Finance Agency, (St. John’s High School, Inc.), 5.35%, 6/1/28	1,421,377

		$67,237,316

Electric Utilities — 3.1%

$8,715	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	$7,998,627

		$7,998,627

Escrowed / Prerefunded — 2.5%

$3,000	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	$3,504,120
2,540	Massachusetts Water Resources Authority, Escrowed to Maturity, 5.25%, 12/1/15	2,910,840

		$6,414,960

General Obligations — 1.9%

$4,500	Newton, 5.00%, 4/1/36	$4,921,695

		$4,921,695

Hospital — 10.4%

$2,000	Massachusetts Health and Educational Facilities Authority, (Baystate Medical Center, Inc.), 5.75%, 7/1/36	$2,124,020
1,000	Massachusetts Health and Educational Facilities Authority, (Berkshire Health System), 6.25%, 10/1/31	1,019,400
935	Massachusetts Health and Educational Facilities Authority, (Central New England Health Systems), 6.125%, 8/1/13	935,917
5,000	Massachusetts Health and Educational Facilities Authority, (Dana-Farber Cancer Institute), 5.00%, 12/1/37	5,178,200
2,055	Massachusetts Health and Educational Facilities Authority, (Healthcare System-Covenant Health), 6.00%, 7/1/22	2,142,810
3,320	Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	3,145,069
11,820	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/32(1)	12,367,798
35	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.75%, 7/1/32	36,369

		$26,949,583

Housing — 6.5%

$2,000	Massachusetts Housing Finance Agency, (AMT), 4.65%, 12/1/36	$1,806,880
5,000	Massachusetts Housing Finance Agency, (AMT), 4.85%, 6/1/40	4,659,050
3,960	Massachusetts Housing Finance Agency, (AMT), 5.10%, 12/1/37	3,788,730
3,875	Massachusetts Housing Finance Agency, (AMT), 5.20%, 12/1/37	3,874,729
2,750	Massachusetts Housing Finance Agency, (AMT), 5.30%, 12/1/37	2,710,207

		$16,839,596

Industrial Development Revenue — 2.7%

$2,155	Massachusetts Industrial Finance Agency, (American Hingham Water Co.), (AMT), 6.60%, 12/1/15	$2,156,961
5,170	Virgin Islands Public Finance Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	4,812,029

		$6,968,990

Insured-Education — 6.9%

$2,500	Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/28	$2,907,475
5,000	Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/33	5,717,150
5,460	Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	6,523,717

See notes to financial statements

Eaton Vance Massachusetts Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)

$2,800	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	$2,863,812

		$18,012,154

Insured-Escrowed / Prerefunded — 0.1%

$200	Massachusetts Turnpike Authority, (NPFG), Escrowed to Maturity, 5.00%, 1/1/20	$232,118

		$232,118

Insured-General Obligations — 0.5%

$1,000	Massachusetts, (AMBAC), 5.50%, 8/1/30	$1,264,860

		$1,264,860

Insured-Hospital — 0.7%

$1,950	Massachusetts Health and Educational Facilities Authority, (The Medical Center of Central Massachusetts), (AMBAC), Variable Rate, 11.77%, 6/23/22(4)	$1,953,101

		$1,953,101

Insured-Other Revenue — 8.0%

$5,490	Massachusetts Development Finance Agency, (100 Cambridge Street Redevelopment), (NPFG), 5.125%, 2/1/34	$5,329,857
13,480	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	15,568,995

		$20,898,852

Insured-Special Tax Revenue — 7.2%

$3,220	Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	$3,313,444
1,000	Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/34	1,027,980
7,500	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	8,923,200
5,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue, (AMBAC), 5.00%, 8/15/37	5,371,400

		$18,636,024

Insured-Student Loan — 4.4%

$3,000	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$3,189,510
9,330	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	8,258,170

		$11,447,680

Insured-Transportation — 12.2%

$4,520	Massachusetts Port Authority, (Bosfuel Project), (FGIC), (NPFG), (AMT), 5.00%, 7/1/32	$4,447,228
10,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC), (NPFG), (AMT), 5.00%, 7/1/38	9,630,300
19,000	Massachusetts Turnpike Authority, (NPFG), 0.00%, 1/1/28	6,835,440
10,750	Massachusetts Turnpike Authority, Metropolitan Highway System, (NPFG), 0.00%, 1/1/22	5,793,068
4,320	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	4,940,719

		$31,646,755

Nursing Home — 2.0%

$2,265	Massachusetts Health and Educational Facilities Authority, (Christopher House), 6.875%, 1/1/29	$2,102,124
3,000	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	3,002,880

		$5,105,004

Senior Living / Life Care — 1.3%

$1,250	Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc./Edgecombe), 5.10%, 7/1/29	$1,039,737
615	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	480,789
2,465	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	1,764,225

		$3,284,751

Solid Waste — 1.1%

$3,250	Massachusetts Industrial Finance Agency, Resource Recovery, (Ogden Haverhill), (AMT), 5.60%, 12/1/19	$2,957,793

		$2,957,793

Special Tax Revenue — 3.5%

$6,450	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 0.00%, 7/1/23	$3,577,880
3,335	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 0.00%, 7/1/31	1,150,742
10,395	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 0.00%, 7/1/34	2,998,542
1,255	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,345,611

		$9,072,775

See notes to financial statements

Eaton Vance Massachusetts Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer — 8.8%

$6,440	Boston Industrial Development Authority, (Harbor Electric Energy Co.), (AMT), 7.375%, 5/15/15	$6,462,862
4,000	Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/32	4,423,560
1,000	Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/38	1,088,670
10,000	Massachusetts Water Resources Authority, 4.00%, 8/1/46	9,144,300
1,625	Massachusetts Water Resources Authority, 5.25%, 12/1/15	1,867,239

		$22,986,631

Total Tax-Exempt Investments — 109.7%
(identified cost $273,127,297)		$284,829,265

Other Assets, Less Liabilities — (9.7)%		$(25,129,476)

Net Assets — 100.0%		$259,699,789

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 36.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.7% to 15.2% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $3,342,240.

(4)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2009.

See notes to financial statements

Eaton Vance New York Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 108.8%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.9%

$4,250	Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$3,585,937

		$3,585,937

Education — 17.9%

$1,810	Geneva Industrial Development Agency, (Hobart & William Smith Project), 5.375%, 2/1/33	$1,844,951
3,085	Hempstead Industrial Development Agency, (Adelphi University), 4.50%, 10/1/24	3,168,264
4,005	New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/34	4,366,972
2,110	New York City Industrial Development Agency, (St. Francis College), 5.00%, 10/1/34	2,071,598
1,560	New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,641,916
8,500	New York Dormitory Authority, (City University), 6.00%, 7/1/20	10,005,860
860	New York Dormitory Authority, (City University), 7.50%, 7/1/10	901,598
5,000	New York Dormitory Authority, (Columbia University), 5.00%, 7/1/38(1)	5,433,200
10,000	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(2)	10,991,200
2,500	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39	2,730,725
8,500	New York Dormitory Authority, (Rochester Institute of Technology), 6.00%, 7/1/33	9,498,070
1,375	New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	1,492,576
2,000	New York Dormitory Authority, (State University Educational Facilities), 5.50%, 5/15/19	2,311,120
2,530	New York Dormitory Authority, (Vassar College), 4.25%, 7/1/39	2,505,383
10,000	New York Dormitory Authority, (Vassar College), 5.00%, 7/1/46	10,551,200

		$69,514,633

Electric Utilities — 3.4%

$2,930	Long Island Power Authority, Electric System Revenue, 6.00%, 5/1/33	$3,387,637
5,000	New York State Energy Research and Development Authority, (Brooklyn Union Gas), (AMT), 6.952%, 7/1/26	5,008,600
4,800	Suffolk County Industrial Development Agency, (Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	4,739,808

		$13,136,045

General Obligations — 4.0%

$900	New York City, 4.50%, 5/15/30	$937,080
5,000	New York City, 5.375%, 4/1/36	5,593,600
4,000	New York City, 6.25%, 10/15/28	4,835,880
1,000	Saratoga County, 4.75%, 7/15/37	1,057,360
800	Saratoga County, 4.75%, 7/15/38	845,272
1,000	Southampton, 3.75%, 12/15/21	1,073,510
1,050	Southampton, 4.00%, 12/15/26	1,104,379

		$15,447,081

Health Care-Miscellaneous — 0.2%

$340	New York City Industrial Development Agency, (A Very Special Place, Inc.), 5.75%, 1/1/29	$278,919
110	Suffolk County Industrial Development Agency, (Alliance of Long Island Agencies), Series A, 7.50%, 9/1/15	111,879
40	Suffolk County Industrial Development Agency, (Alliance of Long Island Agencies), Series C, 7.50%, 9/1/15	40,683
165	Suffolk County Industrial Development Agency, (Alliance of Long Island Agencies), Series F, 7.50%, 9/1/15	167,818
145	Suffolk County Industrial Development Agency, (Alliance of Long Island Agencies), Series J, 7.50%, 9/1/15	147,477

		$746,776

Hospital — 12.8%

$925	Chautauqua County Industrial Development Agency, (Women’s Christian Association), 6.35%, 11/15/17	$914,825
3,065	Chautauqua County Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	2,721,904
3,000	Fulton County Industrial Development Agency, (Nathan Littauer Hospital), 6.00%, 11/1/18	2,841,030
4,250	Monroe County Industrial Development Agency, (Highland Hospital), 5.00%, 8/1/22	4,290,375
430	Nassau County Industrial Development Agency, (North Shore Health System), 5.875%, 11/1/11	444,104
4,500	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	3,814,200
6,750	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(2)	7,136,640
2,000	New York Dormitory Authority, (Methodist Hospital), 5.25%, 7/1/33	1,725,260

See notes to financial statements

Eaton Vance New York Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

$3,305	New York Dormitory Authority, (Mount Sinai Hospital), 5.50%, 7/1/26	$3,306,950
3,155	New York Dormitory Authority, (North Shore Hospital), 5.00%, 11/1/34	3,128,119
4,500	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	4,517,775
1,420	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,345,223
2,830	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,592,733
2,660	New York Dormitory Authority, (St. Luke’s Roosevelt Hospital), 4.90%, 8/15/31	2,748,099
2,750	Oneida County Industrial Development Agency, (Elizabeth Medical Center), 5.875%, 12/1/29	2,434,272
1,000	Oneida County Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	898,650
5,000	Suffolk County Industrial Development Agency, (Huntington Hospital), 5.875%, 11/1/32	5,053,700

		$49,913,859

Housing — 3.7%

$3,500	New York City Housing Development Corp., MFMR, (AMT), 4.70%, 11/1/40(3)	$3,175,620
2,000	New York City Housing Development Corp., MFMR, (AMT), 5.05%, 11/1/39	1,963,480
2,000	New York Housing Finance Agency, 5.25%, 11/1/41	2,040,680
3,000	New York Mortgage Agency, (AMT), 5.20%, 10/1/32(3)	3,025,380
2,275	New York Mortgage Agency, (AMT), 5.30%, 4/1/29	2,285,374
1,775	New York Mortgage Agency, (AMT), 5.65%, 4/1/30	1,775,799

		$14,266,333

Industrial Development Revenue — 7.7%

$3,405	Liberty Development Corp. (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$3,507,967
4,825	Liberty Development Corp. (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(2)	4,971,043
4,030	Liberty Development Corp. (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	4,306,538
3,500	New York Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.00%, 8/1/12	3,549,630
10,980	Onondaga County Industrial Development Agency, (Anheuser-Busch Cos., Inc.), 4.875%, 7/1/41	10,402,891
1,960	Onondaga County Industrial Development Agency, (Senior Air Cargo), (AMT), 6.125%, 1/1/32	1,563,453
1,440	Port Authority of New York and New Jersey, (Continental Airlines), (AMT), 9.125%, 12/1/15	1,442,578

		$29,744,100

Insured-Education — 2.9%

$6,705	New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$6,844,129
2,250	New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	2,342,812
2,135	New York Dormitory Authority, (University of Rochester), (AMBAC), 4.25%, 7/1/39	2,030,684

		$11,217,625

Insured-Electric Utilities — 3.9%

$4,250	Long Island Power Authority, (BHAC), 6.00%, 5/1/33	$5,085,847
5,580	New York Power Authority, (NPFG), 4.50%, 11/15/47	5,642,608
4,200	Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	4,477,368

		$15,205,823

Insured-Escrowed / Prerefunded — 1.9%

$16,945	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	$7,343,455

		$7,343,455

Insured-General Obligations — 2.1%

$2,475	Brentwood Union Free School District, (AGC), 4.75%, 11/15/21	$2,866,867
2,700	Brentwood Union Free School District, (AGC), 4.75%, 11/15/22	3,101,220
675	Jamestown, (AMBAC), 7.10%, 3/15/12	772,247
675	Jamestown, (AMBAC), 7.10%, 3/15/13	801,542
515	Jamestown, (AMBAC), 7.10%, 3/15/14	629,819

		$8,171,695

Insured-Lease Revenue / Certificates of Participation — 3.9%

$15,325	Hudson Yards Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$13,973,642
1,085	Puerto Rico Public Buildings Authority, (CIFG), 5.25%, 7/1/36	1,071,079

		$15,044,721

See notes to financial statements

Eaton Vance New York Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 1.7%

$895	New York City Cultural Resource Trust, (American Museum of Natural History), (NPFG), 5.00%, 7/1/44	$924,723
10,225	New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/30	3,410,548
2,590	New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/31	810,178
4,825	New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/33	1,311,580

		$6,457,029

Insured-Special Tax Revenue — 3.9%

$3,750	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$3,600,450
4,970	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	4,958,271
1,000	New York Urban Development Corp., (FGIC), (NPFG), 5.25%, 3/15/34	1,056,000
6,750	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	2,031,008
15,975	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	2,982,692
4,140	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	613,051

		$15,241,472

Insured-Transportation — 2.2%

$3,500	Niagara Frontier Airport Authority, (Buffalo Niagara International Airport), (NPFG), (AMT), 5.625%, 4/1/29	$3,516,730
5,080	Port Authority of New York and New Jersey, (AGC), (AMT), 4.50%, 9/1/35	5,079,848

		$8,596,578

Insured-Water and Sewer — 1.0%

$2,535	Nassau County Industrial Development Agency, (Water Services Corp.), (AMBAC), (AMT), 5.00%, 12/1/35	$2,424,373
1,505	New York City Municipal Water Finance Authority, (Water and Sewer System), (FSA), 4.50%, 6/15/39	1,514,617

		$3,938,990

Lease Revenue / Certificates of Participation — 5.7%

$9,045	New York City Transitional Finance Authority, (Building Aid), 4.50%, 1/15/38	$9,030,076
10,940	New York Urban Development Corp., 5.70%, 4/1/20	13,312,011

		$22,342,087

Other Revenue — 0.4%

$2,000	Albany Industrial Development Agency, Civic Facility, (Charitable Leadership), 5.75%, 7/1/26	$1,605,640

		$1,605,640

Senior Living / Life Care — 0.9%

$800	Mount Vernon Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$746,624
2,900	Suffolk County Industrial Development Agency, (Jefferson’s Ferry Project), 5.00%, 11/1/28	2,634,157

		$3,380,781

Special Tax Revenue — 8.0%

$6,700	Metropolitan Transportation Authority, Dedicated Tax Revenue, 5.00%, 11/15/34	$7,092,687
1,605	New York City Transitional Finance Authority, 5.00%, 5/1/36	1,737,011
5,500	New York Dormitory Authority, Personal Income Tax Revenue, (University & College Improvements), 5.25%, 3/15/38	6,059,680
50,000	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	3,226,500
10,415	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	10,862,429
1,890	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	2,026,458

		$31,004,765

Transportation — 11.2%

$3,895	Metropolitan Transportation Authority, 4.50%, 11/15/37	$3,913,268
6,500	Metropolitan Transportation Authority, 4.50%, 11/15/38	6,517,225
12,000	Port Authority of New York and New Jersey, 5.00%, 11/15/37(2)	12,859,320
2,500	Port Authority of New York and New Jersey, 6.125%, 6/1/94	3,022,900
7,100	Port Authority of New York and New Jersey, (AMT), 4.75%, 6/15/33	7,177,319
9,000	Triborough Bridge and Tunnel Authority, 5.25%, 11/15/34	9,924,930

		$43,414,962

See notes to financial statements

Eaton Vance New York Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer — 8.5%

$585	Dutchess County Water and Wastewater Authority, 0.00%, 10/1/31	$206,013
585	Dutchess County Water and Wastewater Authority, 0.00%, 10/1/32	193,495
335	Dutchess County Water and Wastewater Authority, 0.00%, 10/1/33	104,078
585	Dutchess County Water and Wastewater Authority, 0.00%, 10/1/36	150,561
585	Dutchess County Water and Wastewater Authority, 0.00%, 10/1/37	142,401
585	Dutchess County Water and Wastewater Authority, 0.00%, 10/1/38	134,328
585	Dutchess County Water and Wastewater Authority, 0.00%, 10/1/39	127,232
805	New York City Municipal Water Finance Authority, (Water and Sewer System) 4.50%, 6/15/32	817,131
3,460	New York City Municipal Water Finance Authority, (Water and Sewer System) 5.75%, 6/15/40	3,974,017
12,420	New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 4.50%, 6/15/36(2)	12,606,176
8,400	New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 6/15/37(2)	9,076,284
5,000	New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.125%, 6/15/38	5,465,400

		$32,997,116

Total Tax-Exempt Investments — 108.8%
(identified cost $405,955,701)		$422,317,503

Other Assets, Less Liabilities — (8.8)%		$(34,110,456)

Net Assets — 100.0%		$388,207,047

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MFMR - Multi-Family Mortgage Revenue

NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 21.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.3% to 9.3% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $6,201,000.

See notes to financial statements

Eaton Vance Ohio Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 99.3%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.5%

$1,705	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 5.875%, 9/1/20	$1,530,101

		$1,530,101

Education — 2.0%

$5,000	Ohio Higher Educational Facilities Authority, (Case Western Reserve University), 5.00%, 12/1/33	$5,256,250
550	Ohio Higher Educational Facilities Authority, (Case Western Reserve University), 6.50%, 10/1/20	670,929

		$5,927,179

Electric Utilities — 0.5%

$1,450	Clyde, Electric System Revenue, (AMT), 6.00%, 11/15/14	$1,455,815

		$1,455,815

Escrowed / Prerefunded — 3.2%

$995	North Canton Health Care Facilities, (St. Luke Lutheran), (GNMA), Prerefunded to 3/20/11, 6.10%, 9/20/16	$1,083,505
4,455	North Canton Health Care Facilities, (St. Luke Lutheran), (GNMA), Prerefunded to 3/20/11, 9.55%, 3/20/32	5,137,551
2,000	Ohio Water Development Authority, (Fresh Water Improvement), Prerefunded to 6/1/14, 5.00%, 12/1/28(1)	2,309,900
1,000	Richland County Hospital Facilities, (MedCentral Health Systems), Prerefunded to 11/15/10, 6.375%, 11/15/30	1,074,350

		$9,605,306

General Obligations — 2.9%

$1,000	Beavercreek City School District, 5.00%, 12/1/36	$1,075,330
1,000	Butler County, Special Tax Assessment, 5.50%, 12/1/28	1,156,090
4,500	Columbus City School District, (School Facilities, Construction and Improvement), 4.75%, 12/1/33	4,734,990
1,000	Highland Local School District, (School Facilities, Construction and Improvement), 5.50%, 12/1/36	1,128,460
370	Tuscarawas County, (Public Library Improvement), 6.90%, 12/1/11	370,736

		$8,465,606

Hospital — 8.0%

$500	Erie County Hospital Facilities, (Firelands Regional Medical Center), 5.00%, 8/15/36	$441,515
2,480	Erie County Hospital Facilities, (Firelands Regional Medical Center), 5.625%, 8/15/32	2,416,041
1,250	Miami County, (Upper Valley Medical Center), 5.25%, 5/15/26	1,244,438
2,000	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), 4.75%, 1/15/36	1,787,520
2,500	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), 4.75%, 1/15/46	2,157,700
5,000	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), 5.25%, 1/15/46	4,819,200
4,880	Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), 5.25%, 1/1/33	5,181,486
2,000	Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), 5.50%, 1/1/39	2,134,260
2,875	Richland County Hospital Facilities, (MedCentral Health Systems), 5.25%, 11/15/36	2,789,871
830	Richland County Hospital Facilities, (MedCentral Health Systems), 6.375%, 11/15/30	847,654

		$23,819,685

Housing — 0.5%

$1,585	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (FNMA), (GNMA), (AMT), 4.75%, 3/1/37	$1,470,436

		$1,470,436

Industrial Development Revenue — 4.2%

$4,235	Cleveland Airport, (Continental Airlines), (AMT), 5.375%, 9/15/27	$3,422,600
1,000	Ohio Pollution Control, (Standard Oil), 6.75%, 12/1/15	1,250,960
4,000	Ohio Sewer and Solid Waste Disposal Facilities, (Anheuser-Busch Cos., Inc.), (AMT), 6.00%, 7/1/35	4,010,640
825	Ohio Water Development Authority, Solid Waste Disposal, (Allied Waste North America, Inc.), (AMT), 5.15%, 7/15/15	828,333
3,165	Virgin Islands Public Finance Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	2,945,855

		$12,458,388

See notes to financial statements

Eaton Vance Ohio Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 3.6%

$945	Miami University, (AMBAC), 3.25%, 9/1/26	$828,226
2,770	Ohio Higher Educational Facilities Authority, (University of Dayton), (AMBAC), 5.00%, 12/1/30	2,869,360
6,700	University of Cincinnati, (NPFG), 5.00%, 6/1/34	7,033,928

		$10,731,514

Insured-Electric Utilities — 10.3%

$4,300	American Municipal Power-Ohio, Inc., (Prairie State Energy Campus), (AGC), 5.25%, 2/15/33	$4,622,070
2,540	Cleveland Public Power System, (NPFG), 0.00%, 11/15/27	1,114,882
2,000	Cleveland Public Power System, (NPFG), 5.00%, 11/15/38	2,063,520
2,000	Cuyahoga County Utility Systems, (Medical Center Co.), (NPFG), (AMT), 6.10%, 8/15/15	2,003,800
2,000	Hamilton, Electric System Revenue, (FSA), 4.70%, 10/15/25	2,116,480
6,320	Ohio Air Quality Development Authority, (Dayton Power & Light Co.), (BHAC), (FGIC), 4.80%, 1/1/34	6,529,255
5,080	Ohio Air Quality Development Authority, (Ohio Power), (AMBAC), 5.15%, 5/1/26	5,086,655
3,000	Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/26	1,298,460
2,500	Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/27	1,010,850
4,750	Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/28	1,800,393
2,750	Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	2,931,610

		$30,577,975

Insured-Escrowed / Prerefunded — 2.4%

$1,000	Cincinnati City School District, (Classroom Facilities Construction & Improvement), (FSA), Prerefunded to 12/1/13, 5.00%, 12/1/31	$1,148,840
495	Cuyahoga County Hospital, (Cleveland Clinic Health System), (NPFG), Escrowed to Maturity, 5.125%, 1/1/29	500,143
1,500	Little Miami School District, (FSA), Prerefunded to 12/1/16, 5.00%, 12/1/34	1,785,885
1,000	Marysville Exempt Village School District, (School Facilities), (NPFG), Prerefunded to 6/1/15, 5.25%, 12/1/30	1,187,320
845	Ohio Higher Educational Facilities Authority, (Xavier University), (CIFG), Prerefunded to 5/1/16, 5.00%, 5/1/22	986,039
1,245	Ohio Higher Educational Facilities Authority, (Xavier University), (CIFG), Prerefunded to 5/1/16, 5.25%, 5/1/21	1,471,752

		$7,079,979

Insured-General Obligations — 33.5%

$2,000	Adams County Local School District, (FSA), 4.25%, 12/1/33	$2,011,880
1,300	Brookfield Local School District, (FSA), 5.25%, 1/15/36	1,405,053
2,500	Canal Winchester Local School District, (NPFG), 0.00%, 12/1/32	775,225
10,000	Cincinnati City School District, (Classroom Facilities Construction & Improvement), (FGIC), (FSA), 5.25%, 12/1/29	11,966,400
5,000	Cincinnati City School District, (Classroom Facilities Construction & Improvement), (FGIC), (FSA), 5.25%, 12/1/30	5,958,350
1,000	Cincinnati City School District, (Classroom Facilities Construction & Improvement), (FSA), 5.00%, 12/1/21	1,185,320
2,155	Cleveland, (AMBAC), 5.50%, 10/1/23	2,542,253
1,550	Clyde-Green Springs Exempted Village School District, (FSA), 4.50%, 12/1/31	1,581,155
5,000	Columbus School District, (Classroom Facilities Construction & Improvement), (FSA), 4.25%, 12/1/32	5,052,150
3,700	Fairview Park, (NPFG), 5.00%, 12/1/25	3,910,678
3,085	Hamilton City School District, (FSA), 4.25%, 12/1/30	3,144,972
770	Hamilton City School District, (FSA), 5.00%, 12/1/18	898,012
1,090	Hilliard School District, (NPFG), 5.00%, 12/1/27	1,184,187
1,965	Lakewood City School District, (FSA), 4.50%, 12/1/26	2,097,009
9,605	Maderia City School District, (FSA), 5.25%, 12/1/32	11,686,980
3,525	Mason City School District, (FSA), 5.25%, 12/1/31	4,310,017
1,750	Mount Healthy City School District, (FSA), 5.00%, 12/1/31	1,870,435
3,500	Mount Healthy City School District, (FSA), 5.00%, 12/1/35	3,696,280
1,745	Olentangy Local School District, (FSA), 5.00%, 12/1/21	1,964,573
5,255	Olentangy Local School District, (FSA), 5.00%, 12/1/30	5,672,983
550	Orrville City School District, (AMBAC), 5.25%, 12/1/35	590,343
1,620	Painesville City School District, (NPFG), 5.00%, 12/1/24	1,728,686

See notes to financial statements

Eaton Vance Ohio Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$3,140	Pickerington Local School District, (NPFG), 4.25%, 12/1/34	$3,158,181
1,500	Pickerington Local School District, (School Facility Contract), (FGIC), (NPFG), 0.00%, 12/1/16	1,214,295
5,000	Springboro Community City School District, (FSA), 5.25%, 12/1/30	6,072,350
5,000	Springboro Community City School District, (FSA), 5.25%, 12/1/32	6,006,050
6,705	Westerville City School District, (XLCA), 5.00%, 12/1/27	7,677,292

		$99,361,109

Insured-Hospital — 4.0%

$5,000	Butler County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.00%, 5/15/31	$4,567,750
1,300	Franklin County, (Ohio Health Corp.), (NPFG), 5.00%, 5/15/33	1,319,279
2,785	Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.00%, 5/15/32	2,805,414
2,575	Lorain County, (Catholic Healthcare Partners), (FSA), Variable Rate, 17.343%, 2/1/29(2)(3)(4)	3,164,572

		$11,857,015

Insured-Special Tax Revenue — 0.8%

$4,760	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	$1,323,280
5,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	933,550
590	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	87,367

		$2,344,197

Insured-Transportation — 6.3%

$7,000	Ohio Turnpike Commission, (FGIC), (NPFG), 5.50%, 2/15/24	$8,526,140
5,000	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(5)	5,718,425
4,290	Puerto Rico Highway and Transportation Authority, (NPFG), 5.25%, 7/1/32	4,375,714

		$18,620,279

Insured-Water and Sewer — 3.3%

$5,000	Cleveland Waterworks, (NPFG), 5.00%, 1/1/37	$5,247,550
3,500	Marysville Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/47	3,533,075
810	Toledo Waterworks, (NPFG), 5.00%, 11/15/25	848,645

		$9,629,270

Lease Revenue / Certificates of Participation — 0.5%

$1,455	Franklin County Convention Facilities Authority, 5.00%, 12/1/27	$1,612,664

		$1,612,664

Nursing Home — 0.3%

$990	Cuyahoga County Health Care Facilities, (Maple Care Center), (GNMA), (AMT), 8.00%, 8/20/16	$1,040,322

		$1,040,322

Other Revenue — 3.0%

$23,090	Buckeye Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$1,000,028
2,275	Buckeye Tobacco Settlement Financing Authority, 5.875%, 6/1/47	1,850,712
1,500	Ohio State Building Authority, 5.00%, 10/1/27	1,665,195
4,700	Riversouth Authority, (Lazarus Building Redevelopment), 5.75%, 12/1/27	4,312,767

		$8,828,702

Pooled Loans — 3.9%

$690	Cleveland-Cuyahoga County Port Authority, (Columbia National), (AMT), 5.00%, 5/15/20	$612,872
695	Cleveland-Cuyahoga County Port Authority, (Fairmount Project), 5.125%, 5/15/25	587,824
120	Ohio Economic Development Commission, (Burrows Paper), (AMT), 7.625%, 6/1/11	120,433
1,440	Ohio Economic Development Commission, (Ohio Enterprise Bond Fund), (AMT), 4.85%, 6/1/25	1,478,664
120	Ohio Economic Development Commission, (Progress Plastic Products), (AMT), 7.80%, 12/1/09	120,679
7,455	Rickenbacker Port Authority, Oasbo Expanded Asset Pool Loan, 5.375%, 1/1/32(5)	8,332,006
390	Toledo Lucas County Port Authority, (AMT), 5.125%, 11/15/25	309,239

		$11,561,717

Special Tax Revenue — 2.3%

$1,875	Cleveland-Cuyahoga County Port Authority, 7.00%, 12/1/18	$1,916,738
2,500	Cuyahoga Community College District, 5.25%, 2/1/29	2,780,225

See notes to financial statements

Eaton Vance Ohio Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)

$1,380	Cuyahoga County Economic Development, (Shaker Square), 6.75%, 12/1/30	$1,438,015
675	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	723,735

		$6,858,713

Water and Sewer — 3.3%

$3,000	Cincinnati Water System Authority, 4.50%, 12/1/23	$3,231,420
3,850	Cincinnati Water System Authority, 5.00%, 12/1/32	4,167,433
1,000	Ohio Water Development Authority, Water Pollution Control, (Fresh Water Quality), 4.50%, 12/1/20	1,088,620
1,000	Ohio Water Development Authority, Water Pollution Control, (Fresh Water Quality), 5.25%, 6/1/20	1,239,380

		$9,726,853

Total Tax-Exempt Investments — 99.3%
(identified cost $280,504,471)		$294,562,825

Short-Term Investments — 1.1%

Principal Amount
(000’s omitted)	Description	Value

$3,217	State Street Bank and Trust Euro Time Deposit, 0.01%, 10/1/09	$3,216,909

Total Short-Term Investments — 1.1%
(identified cost $3,216,909)		$3,216,909

Total Investments — 100.4%
(identified cost $283,721,380)		$297,779,734

Other Assets, Less Liabilities — (0.4)%		$(1,323,580)

Net Assets — 100.0%		$296,456,154

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 63.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 28.5% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $7,725,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate value of these securities is $3,164,572 or 1.1% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at September 30, 2009.

(5)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

See notes to financial statements

Eaton Vance Rhode Island Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 99.6%

Principal Amount
(000’s omitted)	Security	Value

Education — 7.3%

$500	Rhode Island Health and Educational Building Corp., (Brown University), 4.75%, 9/1/33	$515,570
2,105	Rhode Island Health and Educational Building Corp., (Brown University), 4.75%, 9/1/37	2,167,455
1,000	Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	1,089,350

		$3,772,375

Electric Utilities — 0.6%

$310	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	$319,415

		$319,415

Escrowed / Prerefunded — 2.2%

$1,000	Rhode Island Health and Educational Building Corp., (Hospital Financing-Lifespan Obligation Group), Prerefunded to 8/15/12, 6.50%, 8/15/32	$1,142,290

		$1,142,290

General Obligations — 0.3%

$225	Puerto Rico, 0.00%, 7/1/16	$158,094

		$158,094

Hospital — 1.4%

$655	Kansas Development Finance Authority, (Adventist Healthcare), 5.75%, 11/15/38	$707,125

		$707,125

Housing — 3.6%

$900	Rhode Island Housing and Mortgage Finance Corp., (AMT), 4.90%, 4/1/22	$901,305
1,000	Rhode Island Housing and Mortgage Finance Corp., (AMT), 4.90%, 10/1/28	965,230

		$1,866,535

Industrial Development Revenue — 4.1%

$1,000	Rhode Island Industrial Facilities Corp., (Waste Management, Inc.), (AMT), 4.625%, 4/1/16	$953,230
1,250	Virgin Islands Public Finance Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	1,163,450

		$2,116,680

Insured-Education — 9.4%

$1,645	Rhode Island Health and Educational Building Corp., (Bryant College), (AMBAC), 5.00%, 12/1/31	$1,660,019
500	Rhode Island Health and Educational Building Corp., (Higher Education Facilities-Salve Regina University), (RADIAN), 5.125%, 3/15/32	484,115
1,000	Rhode Island Health and Educational Building Corp., (Higher Education Facilities-University of Rhode Island), (AMBAC), 5.00%, 9/15/30	1,036,430
1,600	Rhode Island Health and Educational Building Corp., (Rhode Island School of Design), (NPFG), 5.00%, 6/1/31	1,623,984

		$4,804,548

Insured-Electric Utilities — 2.5%

$250	Puerto Rico Electric Power Authority, (BHAC), (FGIC), (NPFG), 5.25%, 7/1/24	$299,105
900	Puerto Rico Electric Power Authority, (NPFG), 5.50%, 7/1/16	998,235

		$1,297,340

Insured-Escrowed / Prerefunded — 2.8%

$230	Rhode Island Depositors Economic Protection Corp., (FSA), Escrowed to Maturity, 5.75%, 8/1/21	$295,106
1,000	Rhode Island Depositors Economic Protection Corp., (NPFG), Escrowed to Maturity, 5.80%, 8/1/12	1,131,620

		$1,426,726

Insured-General Obligations — 3.2%

$600	North Kingstown, (FGIC), (NPFG), 5.00%, 10/1/25	$655,410
600	Rhode Island and Providence Plantations, (FSA), 4.75%, 8/1/26	648,822
325	Warwick, (AMBAC), 5.00%, 7/15/21	345,771

		$1,650,003

Insured-Hospital — 4.5%

$2,250	Rhode Island Health and Educational Building Corp., (Rhode Island Hospital), (FSA), 5.00%, 5/15/32	$2,311,133

		$2,311,133

Insured-Housing — 5.5%

$1,000	Rhode Island Housing and Mortgage Finance Corp., (Rental Housing Program), (FSA), (AMT), 5.00%, 10/1/48	$937,190
400	Rhode Island Housing and Mortgage Finance Corp., (Rental Housing Program), (FSA), (AMT), 5.25%, 10/1/31	389,316

See notes to financial statements

Eaton Vance Rhode Island Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Housing (continued)

$500	Rhode Island Housing and Mortgage Finance Corp., (Rental Housing Program), (FSA), (AMT), 5.50%, 10/1/49	$505,200
1,000	Rhode Island Housing and Mortgage Finance Corp., (Rental Housing Program), (FSA), (AMT), 5.55%, 10/1/32	1,003,420

		$2,835,126

Insured-Lease Revenue / Certificates of Participation — 8.6%

$2,300	Convention Center Authority of Rhode Island, (NPFG), 5.25%, 5/15/15(1)	$2,528,827
1,000	Providence Redevelopment Agency, (Public Safety Building), (AMBAC), 5.00%, 4/1/28	1,002,860
750	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	905,857

		$4,437,544

Insured-Other Revenue — 4.6%

$750	Rhode Island Health and Educational Building Corp., (Public Schools), (AGC), 5.25%, 5/15/29	$791,107
500	Rhode Island Health and Educational Building Corp., (Public Schools), (AMBAC), 5.00%, 5/15/27	522,525
1,000	Rhode Island Health and Educational Building Corp., (Public Schools), (FSA), 4.75%, 5/15/29	1,044,560

		$2,358,192

Insured-Pooled Loans — 2.6%

$1,000	Rhode Island Student Loan Authority, (AMBAC), (AMT), 4.85%, 12/1/36	$874,970
500	Rhode Island Student Loan Authority, (AMBAC), (AMT), 4.90%, 12/1/26	459,090

		$1,334,060

Insured-Solid Waste — 1.5%

$750	Rhode Island Resource Recovery Corp., (NPFG), (AMT), 5.00%, 3/1/22	$752,715

		$752,715

Insured-Special Tax Revenue — 6.8%

$265	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$79,736
1,425	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	396,150
1,625	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	240,630
2,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/30	519,740
2,145	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	162,162
395	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	57,484
785	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	107,451
630	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	80,709
750	Rhode Island Economic Development Corp., (Rhode Island Department of Transportation), Motor Fuel Tax Revenue, (AGC), 5.375%, 6/15/27	818,055
1,000	Rhode Island Economic Development Corp., (Rhode Island Department of Transportation), Motor Fuel Tax Revenue, (AMBAC), 5.00%, 6/15/26	1,039,170

		$3,501,287

Insured-Transportation — 9.2%

$1,500	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	$1,715,527
1,000	Rhode Island Economic Development Corp., (Rhode Island Airport Corp.), (AGC), (AMT), 5.25%, 7/1/38	1,003,400
1,000	Rhode Island Economic Development Corp., (Rhode Island Airport Corp.), (CIFG), 5.00%, 7/1/31	985,580
1,000	Rhode Island Economic Development Corp., (T.F. Green Airport), (FSA), (AMT), 5.00%, 7/1/20	1,029,520

		$4,734,027

Insured-Water and Sewer — 3.8%

$1,500	Narragansett Bay Commission, (NPFG), 5.00%, 8/1/35	$1,537,260
350	Rhode Island Clean Water, Water Pollution Control, (NPFG), 5.40%, 10/1/15(3)	392,277

		$1,929,537

Nursing Home — 2.9%

$500	Rhode Island Health and Educational Building Corp., (Roger Williams Realty), 6.50%, 8/1/29	$510,725
1,000	Rhode Island Health and Educational Building Corp., (Tockwotton Home), 6.25%, 8/15/22	977,900

		$1,488,625

See notes to financial statements

Eaton Vance Rhode Island Municipals Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 2.8%

$250	Central Falls Detention Facility, 7.25%, 7/15/35	$202,995
1,000	Rhode Island Health and Educational Building Corp., (Public Schools), 5.00%, 5/15/29	1,071,760
7,125	Tobacco Settlement Financing Corp., 0.00%, 6/1/52	174,135

		$1,448,890

Special Tax Revenue — 5.1%

$135	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$140,125
145	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	152,160
1,410	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	1,470,574
480	Tiverton Obligation Tax Increment, (Mount Hope Bay Village), 6.875%, 5/1/22	483,230
325	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	348,465

		$2,594,554

Transportation — 2.1%

$1,000	Pennsylvania Turnpike Commission, 5.25%, 6/1/39	$1,090,980

		$1,090,980

Water and Sewer — 2.2%

$1,000	Rhode Island Clean Water Financing Authority, Water Pollution Control, 5.00%, 10/1/30(4)	$1,111,840

		$1,111,840

Total Tax-Exempt Investments — 99.6%
(identified cost $50,716,754)		$51,189,641

Short-Term Investments — 2.9%

Principal Amount
(000’s omitted)	Description	Value

$1,494	State Street Bank and Trust Euro Time Deposit, 0.01%, 10/1/09	$1,494,500

Total Short-Term Investments — 2.9%
(identified cost $1,494,500)		$1,494,500

Total Investments — 102.5%
(identified cost $52,211,254)		$52,684,141

Other Assets, Less Liabilities — (2.5)%		$(1,303,923)

Net Assets — 100.0%		$51,380,218

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

RADIAN - Radian Group, Inc.

The Fund invests primarily in debt securities issued by Rhode Island municipalities. In addition, 14.6% of the Fund’s net assets at September 30, 2009 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2009, 63.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 19.3% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(4)	When-issued security.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 2009	California Fund	Massachusetts Fund	New York Fund

Assets

Investments —
Identified cost	$234,808,453	$273,127,297	$405,955,701
Unrealized appreciation	13,382,969	11,701,968	16,361,802

Investments, at value	$248,191,422	$284,829,265	$422,317,503

Cash	$95,186	$81,918	$223,131
Interest receivable	2,954,759	3,885,434	6,291,237
Receivable for investments sold	51,019	1,932,336	273,289
Receivable for Fund shares sold	378,993	58,829	979,754
Receivable for variation margin on open financial futures contracts	43,250	27,031	107,000

Total assets	$251,714,629	$290,814,813	$430,191,914

Liabilities

Payable for floating rate notes issued	$22,770,000	$29,915,000	$36,650,000
Demand note payable	400,000	—	—
Payable for investments purchased	1,003,526	13,479	3,333,748
Payable for open swap contracts	564,836	86,840	123,908
Payable for Fund shares redeemed	350,994	286,725	861,769
Distributions payable	340,031	449,385	470,638
Payable to affiliates:
Investment adviser fee	77,334	92,596	178,924
Distribution and service fees	55,021	65,028	93,675
Interest expense and fees payable	66,292	73,187	100,395
Accrued expenses	126,675	132,784	171,810

Total liabilities	$25,754,709	$31,115,024	$41,984,867

Net Assets	$225,959,920	$259,699,789	$388,207,047

Sources of Net Assets

Paid-in capital	$233,941,896	$281,877,422	$400,626,717
Accumulated net realized loss	(20,693,565)	(33,678,973)	(28,262,722)
Accumulated undistributed net investment income	236,010	552,359	442,592
Net unrealized appreciation	12,475,579	10,948,981	15,400,460

Net Assets	$225,959,920	$259,699,789	$388,207,047

Class A Shares

Net Assets	$206,761,972	$206,922,357	$332,257,447
Shares Outstanding	20,806,524	23,411,453	34,216,208
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.94	$8.84	$9.71
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.44	$9.28	$10.19

Class B Shares

Net Assets	$3,642,447	$23,149,532	$11,063,526
Shares Outstanding	396,317	2,617,641	1,137,305
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.19	$8.84	$9.73

Class C Shares

Net Assets	$12,902,521	$18,702,186	$43,213,672
Shares Outstanding	1,403,737	2,114,251	4,445,961
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.19	$8.85	$9.72

Class I Shares

Net Assets	$2,652,980	$10,925,714	$1,672,402
Shares Outstanding	266,763	1,236,375	172,268
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.95	$8.84	$9.71

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Assets and Liabilities

As of September 30, 2009	Ohio Fund	Rhode Island Fund

Assets

Investments —
Identified cost	$283,721,380	$52,211,254
Unrealized appreciation	14,058,354	472,887

Investments, at value	$297,779,734	$52,684,141

Interest receivable	$4,034,037	$675,593
Receivable for investments sold	2,945,993	—
Receivable for Fund shares sold	566,680	41,582
Receivable for variation margin on open financial futures contracts	50,969	750

Total assets	$305,377,413	$53,402,066

Liabilities

Payable for floating rate notes issued	$7,470,000	$750,000
Payable for when-issued securities	—	1,085,940
Payable for open swap contracts	425,759	17,577
Payable for Fund shares redeemed	301,700	13,158
Distributions payable	369,023	63,300
Payable to affiliates:
Investment adviser fee	132,621	14,762
Distribution and service fees	65,643	15,617
Interest expense and fees payable	25,595	3,319
Accrued expenses	130,918	58,175

Total liabilities	$8,921,259	$2,021,848

Net Assets	$296,456,154	$51,380,218

Sources of Net Assets

Paid-in capital	$306,174,352	$54,624,220
Accumulated net realized loss	(22,612,260)	(3,640,535)
Accumulated distributions in excess of net investment income	(119,163)	(36,016)
Net unrealized appreciation	13,013,225	432,549

Net Assets	$296,456,154	$51,380,218

Class A Shares

Net Assets	$267,068,064	$39,063,900
Shares Outstanding	29,194,512	4,340,989
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.15	$9.00
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.61	$9.45

Class B Shares

Net Assets	$—	$8,156,936
Shares Outstanding	—	885,679
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$—	$9.21

Class C Shares

Net Assets	$29,388,090	$4,159,382
Shares Outstanding	3,213,311	451,310
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.15	$9.22

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Operations

For the Year Ended September 30, 2009	California Fund	Massachusetts Fund	New York Fund

Investment Income

Interest	$13,578,662	$15,494,776	$21,418,319

Total investment income	$13,578,662	$15,494,776	$21,418,319

Expenses

Investment adviser fee	$1,035,734	$1,055,395	$1,553,103
Distribution and service fees
Class A	513,259	369,243	577,577
Class B	31,935	220,616	91,790
Class C	120,816	145,211	316,021
Trustees’ fees and expenses	9,351	9,858	13,858
Custodian fee	155,435	168,048	213,226
Transfer and dividend disbursing agent fees	84,854	98,376	167,238
Legal and accounting services	79,315	65,374	87,813
Printing and postage	24,457	27,548	41,966
Registration fees	1,401	9,729	6,324
Interest expense and fees	392,432	496,267	619,160
Miscellaneous	34,735	32,053	26,109

Total expenses	$2,483,724	$2,697,718	$3,714,185

Deduct —
Reduction of custodian fee	$1,785	$2,692	$10,216

Total expense reductions	$1,785	$2,692	$10,216

Net expenses	$2,481,939	$2,695,026	$3,703,969

Net investment income	$11,096,723	$12,799,750	$17,714,350

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(6,233,252)	$(3,262,683)	$(4,782,022)
Financial futures contracts	(3,422,733)	(8,017,546)	(4,436,575)
Swap contracts	(4,278,702)	(6,615,269)	(9,147,495)

Net realized loss	$(13,934,687)	$(17,895,498)	$(18,366,092)

Change in unrealized appreciation (depreciation) —
Investments	$30,127,173	$39,007,789	$51,458,614
Financial futures contracts	(492,106)	(1,010,916)	(1,187,513)
Swap contracts	(682,623)	(217,823)	(319,142)

Net change in unrealized appreciation (depreciation)	$28,952,444	$37,779,050	$49,951,959

Net realized and unrealized gain	$15,017,757	$19,883,552	$31,585,867

Net increase in net assets from operations	$26,114,480	$32,683,302	$49,300,217

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Operations

For the Year Ended September 30, 2009	Ohio Fund	Rhode Island Fund

Investment Income

Interest	$15,412,582	$2,632,423

Total investment income	$15,412,582	$2,632,423

Expenses

Investment adviser fee	$1,228,495	$126,725
Distribution and service fees
Class A	494,217	68,881
Class B	7,897	80,347
Class C	256,351	32,846
Trustees’ fees and expenses	11,785	2,384
Custodian fee	187,826	45,858
Transfer and dividend disbursing agent fees	126,382	22,251
Legal and accounting services	50,519	50,304
Printing and postage	32,681	8,297
Registration fees	4,682	1,041
Interest expense and fees	214,485	35,220
Miscellaneous	36,482	18,831

Total expenses	$2,651,802	$492,985

Deduct —
Reduction of custodian fee	$4,262	$933

Total expense reductions	$4,262	$933

Net expenses	$2,647,540	$492,052

Net investment income	$12,765,042	$2,140,371

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(4,264,325)	$(686,224)
Financial futures contracts	(4,949,068)	(248,243)
Swap contracts	(343,396)	(1,365,836)

Net realized loss	$(9,556,789)	$(2,300,303)

Change in unrealized appreciation (depreciation) —
Investments	$42,321,747	$5,689,651
Financial futures contracts	(893,044)	(34,253)
Swap contracts	(449,676)	(44,611)

Net change in unrealized appreciation (depreciation)	$40,979,027	$5,610,787

Net realized and unrealized gain	$31,422,238	$3,310,484

Net increase in net assets from operations	$44,187,280	$5,450,855

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended September 30, 2009
Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	New York Fund

From operations —
Net investment income	$11,096,723	$12,799,750	$17,714,350
Net realized loss from investment transactions, financial futures contracts and swap contracts	(13,934,687)	(17,895,498)	(18,366,092)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	28,952,444	37,779,050	49,951,959

Net increase in net assets from operations	$26,114,480	$32,683,302	$49,300,217

Distributions to shareholders —
From net investment income
Class A	$(10,057,352)	$(9,936,463)	$(15,586,232)
Class B	(133,776)	(1,074,651)	(447,350)
Class C	(507,375)	(705,259)	(1,531,437)
Class I	(87,469)	(599,315)	(49,988)

Total distributions to shareholders	$(10,785,972)	$(12,315,688)	$(17,615,007)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$18,936,502	$18,657,264	$35,300,886
Class B	592,830	1,495,542	1,763,508
Class C	2,358,362	3,940,208	13,163,145
Class I	2,116,015	71,704	1,234,715
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,664,655	5,231,503	10,043,620
Class B	72,499	582,007	267,450
Class C	304,657	488,087	978,288
Class I	14,023	207,335	15,468
Cost of shares redeemed
Class A	(63,849,941)	(48,405,896)	(59,265,227)
Class B	(563,856)	(4,647,403)	(2,007,188)
Class C	(6,186,213)	(4,741,428)	(7,423,296)
Class I	(65,893)	(3,190,269)	(113,788)
Net asset value of shares exchanged
Class A	99,036	3,756,526	428,134
Class B	(99,036)	(3,756,526)	(428,134)

Net decrease in net assets from Fund share transactions	$(40,606,360)	$(30,311,346)	$(6,042,419)

Net increase (decrease) in net assets	$(25,277,852)	$(9,943,732)	$25,642,791

Net Assets

At beginning of year	$251,237,772	$269,643,521	$362,564,256

At end of year	$225,959,920	$259,699,789	$388,207,047

Accumulated undistributed net investment income included in net assets

At end of year	$236,010	$552,359	$442,592

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended September 30, 2009
Increase (Decrease) in Net Assets	Ohio Fund	Rhode Island Fund

From operations —
Net investment income	$12,765,042	$2,140,371
Net realized loss from investment transactions, financial futures contracts and swap contracts	(9,556,789)	(2,300,303)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	40,979,027	5,610,787

Net increase in net assets from operations	$44,187,280	$5,450,855

Distributions to shareholders —
From net investment income
Class A	$(11,471,357)	$(1,665,730)
Class B	(188,122)	(346,104)
Class C	(1,052,673)	(140,964)

Total distributions to shareholders	$(12,712,152)	$(2,152,798)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$24,163,955	$4,261,732
Class B	46,908	348,005
Class C	5,040,054	1,275,653
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,063,328	928,438
Class B	93,398	223,750
Class C	653,955	99,599
Cost of shares redeemed
Class A	(65,826,688)	(7,395,345)
Class B	(819,720)	(1,443,736)
Class C	(9,549,727)	(940,064)
Net asset value of shares exchanged
Class A	234,527	1,694,940
Class B	(234,527)	(1,694,940)
Net asset value of shares merged*
Class A	19,344,200	—
Class B	(19,344,200)	—
Contingent deferred sales charges
Class B	19,600	—

Net decrease in net assets from Fund share transactions	$(39,114,937)	$(2,641,968)

Net increase (decrease) in net assets	$(7,639,809)	$656,089

Net Assets

At beginning of year	$304,095,963	$50,724,129

At end of year	$296,456,154	$51,380,218

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(119,163)	$(36,016)

*	At the close of business on December 5, 2008, Class B shares of Ohio Fund merged into Class A shares.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended September 30, 2008
Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	New York Fund

From operations —
Net investment income	$12,160,877	$13,981,935	$19,604,224
Net realized loss from investment transactions, financial futures contracts and swap contracts	(6,882,794)	(11,290,641)	(9,639,854)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(31,475,311)	(37,690,973)	(55,950,866)

Net decrease in net assets from operations	$(26,197,228)	$(34,999,679)	$(45,986,496)

Distributions to shareholders —
From net investment income
Class A	$(11,317,850)	$(10,624,759)	$(17,295,468)
Class B	(127,378)	(1,311,580)	(435,238)
Class C	(551,306)	(699,394)	(1,301,740)
Class I	(1,582)	(700,094)	(5,121)
From net realized gain
Class A	(1,142,220)	—	—
Class B	(16,429)	—	—
Class C	(65,286)	—	—

Total distributions to shareholders	$(13,222,051)	$(13,335,827)	$(19,037,567)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$52,980,639	$53,510,916	$59,662,903
Class B	903,630	1,368,038	2,829,000
Class C	10,208,105	9,123,977	14,283,038
Class I	120,418	3,658,400	256,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,423,423	6,086,513	11,184,943
Class B	80,827	710,758	253,652
Class C	330,263	520,819	802,031
Class I	—	250,756	—
Cost of shares redeemed
Class A	(53,120,642)	(68,882,872)	(95,295,731)
Class B	(517,012)	(6,209,744)	(1,707,654)
Class C	(4,016,459)	(6,498,778)	(7,920,238)
Class I	—	(5,276,645)	—
Net asset value of shares exchanged
Class A	135,399	3,781,166	446,097
Class B	(135,399)	(3,781,166)	(446,097)

Net increase (decrease) in net assets from Fund share transactions	$14,393,192	$(11,637,862)	$(15,652,056)

Net decrease in net assets	$(25,026,087)	$(59,973,368)	$(80,676,119)

Net Assets

At beginning of year	$276,263,859	$329,616,889	$443,240,375

At end of year	$251,237,772	$269,643,521	$362,564,256

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(114,100)	$178,100	$322,319

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended September 30, 2008
Increase (Decrease) in Net Assets	Ohio Fund	Rhode Island Fund

From operations —
Net investment income	$13,844,687	$2,459,445
Net realized loss from investment transactions, financial futures contracts and swap contracts	(4,362,900)	(996,310)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(37,423,577)	(6,889,245)

Net decrease in net assets from operations	$(27,941,790)	$(5,426,110)

Distributions to shareholders —
From net investment income
Class A	$(11,466,752)	$(1,856,445)
Class B	(957,567)	(444,142)
Class C	(1,134,763)	(123,792)

Total distributions to shareholders	$(13,559,082)	$(2,424,379)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$56,112,576	$6,766,671
Class B	2,452,417	663,756
Class C	13,283,265	2,046,626
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,899,390	1,019,072
Class B	540,824	276,511
Class C	684,218	81,188
Cost of shares redeemed
Class A	(54,729,986)	(12,683,592)
Class B	(3,426,072)	(2,148,735)
Class C	(10,514,925)	(1,480,220)
Net asset value of shares exchanged
Class A	2,565,740	856,081
Class B	(2,565,740)	(856,081)
Contingent deferred sales charges
Class B	15,400	—

Net increase (decrease) in net assets from Fund share transactions	$11,317,107	$(5,458,723)

Net decrease in net assets	$(30,183,765)	$(13,309,212)

Net Assets

At beginning of year	$334,279,728	$64,033,341

At end of year	$304,095,963	$50,724,129

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(77,768)	$(37,456)

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Cash Flows

For the Year Ended September 30, 2009
Cash Flows From Operating Activities	Massachusetts Fund	New York Fund

Net increase in net assets from operations	$32,683,302	$49,300,217
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(56,225,972)	(165,979,312)
Investments sold	101,575,751	201,267,936
Decrease in short-term investments, net	2,295,000	—
Net accretion/amortization of premium (discount)	(1,386,748)	(1,223,695)
Decrease in interest receivable	460,749	1,039,232
Decrease (increase) in receivable for investments sold	(1,308,470)	2,782,249
Decrease in receivable for variation margin on open financial futures contracts	1,566,719	1,826,750
Decrease in receivable for open swap contracts	130,983	195,234
Increase in payable for investments purchased	13,479	2,880,229
Increase in payable for open swap contracts	86,840	123,908
Decrease in payable for closed swap contracts	(102,497)	(146,249)
Increase (decrease) in payable to affiliate for investment adviser fee	(12,014)	28,473
Increase (decrease) in payable to affiliate for distribution and service fees	(9,388)	329
Decrease in interest expense and fees payable	(206,686)	(367,841)
Decrease in accrued expenses	(16,132)	(6,949)
Net change in unrealized (appreciation) depreciation from investments	(39,007,789)	(51,458,614)
Net realized loss from investments	3,262,683	4,782,022

Net cash provided by operating activities	$43,799,810	$45,043,919

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$24,411,201	$50,626,476
Fund shares redeemed	(61,383,585)	(69,715,737)
Distributions paid, net of reinvestments	(5,851,323)	(6,366,365)
Proceeds from secured borrowings	7,420,000	20,115,000
Repayment of secured borrowings	(7,470,000)	(36,695,000)
Decrease in demand note payable	(800,000)	(2,800,000)
Decrease in due to custodian	(44,185)	—

Net cash used in financing activities	$(43,717,892)	$(44,835,626)

Net increase in cash	$81,918	$208,293

Cash at beginning of year	$—	$14,838

Cash at end of year	$81,918	$223,131

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions:	$6,508,932	$11,304,826
Cash paid for interest and fees	702,953	987,001

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Fund — Class A

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$9.170	$10.620	$11.080		$10.900	$10.860

Income (Loss) From Operations

Net investment income(1)	$0.454	$0.456	$0.458		$0.486	$0.515
Net realized and unrealized gain (loss)	0.757	(1.411)	(0.280)		0.181	0.037

Total income (loss) from operations	$1.211	$(0.955)	$0.178		$0.667	$0.552

Less Distributions

From net investment income	$(0.441)	$(0.450)	$(0.462)		$(0.487)	$(0.512)
From net realized gain	—	(0.045)	(0.176)		—	—

Total distributions	$(0.441)	$(0.495)	$(0.638)		$(0.487)	$(0.512)

Net asset value — End of year	$9.940	$9.170	$10.620		$11.080	$10.900

Total Return(2)	13.91%	(9.32)%	1.61%		6.28%	5.18%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$206,762	$232,090	$261,254		$233,618	$223,528
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.91%	0.86%	0.84	%(3)	0.86%	0.88	%(4)
Interest and fee expense(5)	0.18%	0.30%	0.33%		0.37%	0.23	%(4)
Total expenses before custodian fee reduction	1.09%	1.16%	1.17	%(3)	1.23%	1.11	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.91%	0.84%	0.82	%(3)	0.85%	0.87	%(4)
Net investment income	5.14%	4.47%	4.22%		4.45%	4.71%
Portfolio Turnover	21%	22%	41%		30%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Fund — Class B

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.480	$9.810	$10.260		$10.090	$10.060

Income (Loss) From Operations

Net investment income(1)	$0.359	$0.351	$0.350		$0.374	$0.399
Net realized and unrealized gain (loss)	0.696	(1.295)	(0.273)		0.171	0.030

Total income (loss) from operations	$1.055	$(0.944)	$0.077		$0.545	$0.429

Less Distributions

From net investment income	$(0.345)	$(0.341)	$(0.351)		$(0.375)	$(0.399)
From net realized gain	—	(0.045)	(0.176)		—	—

Total distributions	$(0.345)	$(0.386)	$(0.527)		$(0.375)	$(0.399)

Net asset value — End of year	$9.190	$8.480	$9.810		$10.260	$10.090

Total Return(2)	13.01%	(9.91)%	0.73%		5.52%	4.50	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,642	$3,371	$3,545		$4,090	$3,655
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.66%	1.61%	1.59	%(4)	1.61%	1.63	%(5)
Interest and fee expense(6)	0.18%	0.30%	0.33%		0.37%	0.23	%(5)
Total expenses before custodian fee reduction	1.84%	1.91%	1.92	%(4)	1.98%	1.86	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.66%	1.59%	1.57	%(4)	1.60%	1.62	%(5)
Net investment income	4.39%	3.72%	3.48%		3.70%	3.94%
Portfolio Turnover	21%	22%	41%		30%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Fund — Class C

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.480	$9.810	$10.250		$10.090	$10.060

Income (Loss) From Operations

Net investment income(1)	$0.359	$0.351	$0.348		$0.366	$0.384
Net realized and unrealized gain (loss)	0.696	(1.295)	(0.261)		0.169	0.045

Total income (loss) from operations	$1.055	$(0.944)	$0.087		$0.535	$0.429

Less Distributions

From net investment income	$(0.345)	$(0.341)	$(0.351)		$(0.375)	$(0.399)
From net realized gain	—	(0.045)	(0.176)		—	—

Total distributions	$(0.345)	$(0.386)	$(0.527)		$(0.375)	$(0.399)

Net asset value — End of year	$9.190	$8.480	$9.810		$10.250	$10.090

Total Return(2)	13.01%	(9.91)%	0.83%		5.42%	4.42	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,903	$15,667	$11,465		$4,933	$1,725
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.66%	1.61%	1.59	%(4)	1.61%	1.63	%(5)
Interest and fee expense(6)	0.18%	0.30%	0.33%		0.37%	0.23	%(5)
Total expenses before custodian fee reduction	1.84%	1.91%	1.92	%(4)	1.98%	1.86	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.66%	1.59%	1.57	%(4)	1.60%	1.62	%(5)
Net investment income	4.40%	3.73%	3.49%		3.62%	3.78%
Portfolio Turnover	21%	22%	41%		30%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Fund — Class I

	Year Ended	Period Ended
	September 30, 2009	September 30, 2008(1)

Net asset value — Beginning of period	$9.170	$9.530

Income (Loss) From Operations

Net investment income(2)	$0.481	$0.277
Net realized and unrealized gain (loss)	0.763	(0.362)

Total income (loss) from operations	$1.244	$(0.085)

Less Distributions

From net investment income	$(0.464)	$(0.275)

Total distributions	$(0.464)	$(0.275)

Net asset value — End of period	$9.950	$9.170

Total Return(3)	14.31%	(1.08	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,653	$110
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.66%	0.63	%(5)
Interest and fee expense(6)	0.18%	0.30	%(5)
Total expenses before custodian fee reduction	0.84%	0.93	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.66%	0.60	%(5)
Net investment income	5.35%	4.79	%(5)
Portfolio Turnover	21%	22	%(7)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2008.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Massachusetts Fund — Class A

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.050	$9.490	$9.850		$9.670	$9.660

Income (Loss) From Operations

Net investment income(1)	$0.434	$0.428	$0.415		$0.432	$0.449
Net realized and unrealized gain (loss)	0.774	(1.459)	(0.356)		0.180	0.017

Total income (loss) from operations	$1.208	$(1.031)	$0.059		$0.612	$0.466

Less Distributions

From net investment income	$(0.418)	$(0.409)	$(0.419)		$(0.432)	$(0.456)

Total distributions	$(0.418)	$(0.409)	$(0.419)		$(0.432)	$(0.456)

Net asset value — End of year	$8.840	$8.050	$9.490		$9.850	$9.670

Total Return(2)	15.84%	(11.19)%	0.57%		6.51%	4.90%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$206,922	$211,228	$254,366		$197,580	$156,382
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	0.78%	0.77	%(3)	0.79%	0.79	%(3)(4)
Interest and fee expense(5)	0.21%	0.25%	0.47%		0.42%	0.28	%(4)
Total expenses before custodian fee reduction	1.04%	1.03%	1.24	%(3)	1.21%	1.07	%(3)(4)
Expenses after custodian fee reduction excluding interest and fees	0.83%	0.77%	0.76	%(3)	0.77%	0.78	%(3)(4)
Net investment income	5.59%	4.73%	4.26%		4.48%	4.62%
Portfolio Turnover	21%	31%	65%		28%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Massachusetts Fund — Class B

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.050	$9.500	$9.850		$9.670	$9.650

Income (Loss) From Operations

Net investment income(1)	$0.376	$0.360	$0.343		$0.362	$0.378
Net realized and unrealized gain (loss)	0.773	(1.472)	(0.347)		0.179	0.026

Total income (loss) from operations	$1.149	$(1.112)	$(0.004)		$0.541	$0.404

Less Distributions

From net investment income	$(0.359)	$(0.338)	$(0.346)		$(0.361)	$(0.384)

Total distributions	$(0.359)	$(0.338)	$(0.346)		$(0.361)	$(0.384)

Net asset value — End of year	$8.840	$8.050	$9.500		$9.850	$9.670

Total Return(2)	14.97%	(11.99)%	(0.07)%		5.73%	4.39	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$23,150	$27,670	$40,938		$48,991	$54,708
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.58%	1.53%	1.52	%(4)	1.54%	1.54	%(4)(5)
Interest and fee expense(6)	0.21%	0.25%	0.47%		0.42%	0.28	%(5)
Total expenses before custodian fee reduction	1.79%	1.78%	1.99	%(4)	1.96%	1.82	%(4)(5)
Expenses after custodian fee reduction excluding interest and fees	1.58%	1.52%	1.51	%(4)	1.52%	1.53	%(4)(5)
Net investment income	4.85%	3.98%	3.52%		3.75%	3.88%
Portfolio Turnover	21%	31%	65%		28%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Massachusetts Fund — Class C

	Year Ended September 30,
					Period Ended
	2009	2008	2007		September 30, 2006(1)

Net asset value — Beginning of period	$8.050	$9.500	$9.850		$9.610

Income (Loss) From Operations

Net investment income(2)	$0.376	$0.361	$0.342		$0.136
Net realized and unrealized gain (loss)	0.783	(1.473)	(0.346)		0.254

Total income (loss) from operations	$1.159	$(1.112)	$(0.004)		$0.390

Less Distributions

From net investment income	$(0.359)	$(0.338)	$(0.346)		$(0.150)

Total distributions	$(0.359)	$(0.338)	$(0.346)		$(0.150)

Net asset value — End of period	$8.850	$8.050	$9.500		$9.850

Total Return(3)	15.10%	(11.99)%	(0.07)%		4.10	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,702	$17,704	$17,583		$2,825
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.58%	1.54%	1.51	%(5)	1.54	%(6)
Interest and fee expense(7)	0.21%	0.25%	0.47%		0.42	%(6)
Total expenses before custodian fee reduction	1.79%	1.79%	1.98	%(5)	1.96	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.58%	1.52%	1.50	%(5)	1.52	%(6)
Net investment income	4.83%	3.99%	3.53%		3.40	%(6)
Portfolio Turnover	21%	31%	65%		28	%(8)

(1)	For the period from the start of business, May 2, 2006, to September 30, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	For the year ended September 30, 2006.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Massachusetts Fund — Class I

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.050	$9.490	$9.850		$9.670	$9.650

Income (Loss) From Operations

Net investment income(1)	$0.450	$0.446	$0.435		$0.453	$0.468
Net realized and unrealized gain (loss)	0.774	(1.458)	(0.356)		0.178	0.027

Total income (loss) from operations	$1.224	$(1.012)	$0.079		$0.631	$0.495

Less Distributions

From net investment income	$(0.434)	$(0.428)	$(0.439)		$(0.451)	$(0.475)

Total distributions	$(0.434)	$(0.428)	$(0.439)		$(0.451)	$(0.475)

Net asset value — End of year	$8.840	$8.050	$9.490		$9.850	$9.670

Total Return(2)	16.08%	(11.00)%	0.77%		6.72%	5.43	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$10,926	$13,042	$16,730		$13,227	$11,701
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.63%	0.58%	0.57	%(4)	0.59%	0.59	%(4)(5)
Interest and fee expense(6)	0.21%	0.25%	0.47%		0.42%	0.28	%(5)
Total expenses before custodian fee reduction	0.84%	0.83%	1.04	%(4)	1.01%	0.87	%(4)(5)
Expenses after custodian fee reduction excluding interest and fees	0.63%	0.57%	0.56	%(4)	0.57%	0.58	%(4)(5)
Net investment income	5.80%	4.93%	4.47%		4.69%	4.81%
Portfolio Turnover	21%	31%	65%		28%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation or reduction, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Fund — Class A

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.850	$10.400	$10.750		$10.700	$10.800

Income (Loss) From Operations

Net investment income(1)	$0.459	$0.471	$0.466		$0.476	$0.502
Net realized and unrealized gain (loss)	0.857	(1.563)	(0.305)		0.170	(0.090)

Total income (loss) from operations	$1.316	$(1.092)	$0.161		$0.646	$0.412

Less Distributions

From net investment income	$(0.456)	$(0.458)	$(0.458)		$(0.473)	$(0.512)
From net realized gain	—	—	(0.053)		(0.123)	—

Total distributions	$(0.456)	$(0.458)	$(0.511)		$(0.596)	$(0.512)

Net asset value — End of year	$9.710	$8.850	$10.400		$10.750	$10.700

Total Return(2)	15.77%	(10.86)%	1.50%		6.29%	3.88%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$332,257	$319,101	$400,671		$393,479	$357,652
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	0.78%	0.77	%(3)	0.79%	0.80	%(4)
Interest and fee expense(5)	0.19%	0.38%	0.48%		0.48%	0.35	%(4)
Total expenses before custodian fee reduction	1.02%	1.16%	1.25	%(3)	1.27%	1.15	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.83%	0.77%	0.75	%(3)	0.78%	0.79	%(4)
Net investment income	5.42%	4.71%	4.39%		4.50%	4.65%
Portfolio Turnover	44%	45%	35%		34%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Fund — Class B

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.870	$10.420	$10.760		$10.700	$10.800

Income (Loss) From Operations

Net investment income(1)	$0.396	$0.397	$0.386		$0.396	$0.415
Net realized and unrealized gain (loss)	0.856	(1.566)	(0.295)		0.181	(0.083)

Total income (loss) from operations	$1.252	$(1.169)	$0.091		$0.577	$0.332

Less Distributions

From net investment income	$(0.392)	$(0.381)	$(0.378)		$(0.394)	$(0.432)
From net realized gain	—	—	(0.053)		(0.123)	—

Total distributions	$(0.392)	$(0.381)	$(0.431)		$(0.517)	$(0.432)

Net asset value — End of year	$9.730	$8.870	$10.420		$10.760	$10.700

Total Return(2)	14.87%	(11.53)%	0.83%		5.59%	3.27	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,064	$10,552	$11,439		$9,488	$6,189
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.58%	1.53%	1.51	%(4)	1.54%	1.55	%(5)
Interest and fee expense(6)	0.19%	0.38%	0.48%		0.48%	0.35	%(5)
Total expenses before custodian fee reduction	1.77%	1.91%	1.99	%(4)	2.02%	1.90	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.58%	1.52%	1.50	%(4)	1.53%	1.54	%(5)
Net investment income	4.68%	3.96%	3.63%		3.74%	3.84%
Portfolio Turnover	44%	45%	35%		34%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Fund — Class C

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.860	$10.400	$10.750		$10.700	$10.800

Income (Loss) From Operations

Net investment income(1)	$0.395	$0.396	$0.383		$0.391	$0.408
Net realized and unrealized gain (loss)	0.857	(1.556)	(0.302)		0.176	(0.077)

Total income (loss) from operations	$1.252	$(1.160)	$0.081		$0.567	$0.331

Less Distributions

From net investment income	$(0.392)	$(0.380)	$(0.378)		$(0.394)	$(0.431)
From net realized gain	—	—	(0.053)		(0.123)	—

Total distributions	$(0.392)	$(0.380)	$(0.431)		$(0.517)	$(0.431)

Net asset value — End of year	$9.720	$8.860	$10.400		$10.750	$10.700

Total Return(2)	14.88%	(11.46)%	0.73%		5.50%	3.20	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$43,214	$32,684	$31,131		$13,889	$4,702
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.58%	1.53%	1.51	%(4)	1.54%	1.54	%(5)
Interest and fee expense(6)	0.19%	0.38%	0.48%		0.48%	0.35	%(5)
Total expenses before custodian fee reduction	1.77%	1.91%	1.99	%(4)	2.02%	1.89	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.58%	1.52%	1.50	%(4)	1.53%	1.53	%(5)
Net investment income	4.65%	3.97%	3.62%		3.70%	3.78%
Portfolio Turnover	44%	45%	35%		34%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Fund — Class I

	Year Ended	Period Ended
	September 30, 2009	September 30, 2008(1)

Net asset value — Beginning of period	$8.850	$9.340

Income (Loss) From Operations

Net investment income(2)	$0.481	$0.290
Net realized and unrealized gain (loss)	0.852	(0.504)

Total income (loss) from operations	$1.333	$(0.214)

Less Distributions

From net investment income	$(0.473)	$(0.276)

Total distributions	$(0.473)	$(0.276)

Net asset value — End of period	$9.710	$8.850

Total Return(3)	16.00%	(2.51	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,672	$227
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.63%	0.61	%(5)
Interest and fee expense(6)	0.19%	0.38	%(5)
Total expenses before custodian fee reduction	0.82%	0.99	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.63%	0.58	%(5)
Net investment income	5.61%	5.09	%(5)
Portfolio Turnover	44%	45	%(7)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2008.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Ohio Fund — Class A

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.140	$9.240	$9.450		$9.320	$9.180

Income (Loss) From Operations

Net investment income(1)	$0.381	$0.384	$0.382		$0.420	$0.464
Net realized and unrealized gain (loss)	1.008	(1.108)	(0.197)		0.137	0.142

Total income (loss) from operations	$1.389	$(0.724)	$0.185		$0.557	$0.606

Less Distributions

From net investment income	$(0.379)	$(0.376)	$(0.395)		$(0.427)	$(0.466)

Total distributions	$(0.379)	$(0.376)	$(0.395)		$(0.427)	$(0.466)

Net asset value — End of year	$9.150	$8.140	$9.240		$9.450	$9.320

Total Return(2)	17.71%	(8.09)%	1.98%		6.15%	6.71%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$267,068	$251,447	$274,850		$182,719	$140,355
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	0.77%	0.77	%(3)	0.78%	0.82	%(4)
Interest and fee expense(5)	0.08%	0.20%	0.31%		0.47%	0.35	%(4)
Total expenses before custodian fee reduction	0.88%	0.97%	1.08	%(3)	1.25%	1.17	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.80%	0.75%	0.74	%(3)	0.75%	0.81	%(4)
Net investment income	4.66%	4.28%	4.09%		4.53%	4.97%
Portfolio Turnover	10%	30%	39%		24%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Ohio Fund — Class C

	Year Ended September 30,
					Period Ended
	2009	2008	2007		September 30, 2006(1)

Net asset value — Beginning of period	$8.130	$9.240	$9.440		$9.300

Income (Loss) From Operations

Net investment income(2)	$0.320	$0.316	$0.310		$0.211
Net realized and unrealized gain (loss)	1.017	(1.118)	(0.186)		0.160

Total income (loss) from operations	$1.337	$(0.802)	$0.124		$0.371

Less Distributions

From net investment income	$(0.317)	$(0.308)	$(0.324)		$(0.231)

Total distributions	$(0.317)	$(0.308)	$(0.324)		$(0.231)

Net asset value — End of period	$9.150	$8.130	$9.240		$9.440

Total Return(3)	16.98%	(8.91)%	1.32%		4.06	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,388	$30,157	$30,804		$8,294
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%	1.52%	1.52	%(5)	1.53	%(6)
Interest and fee expense(7)	0.08%	0.20%	0.31%		0.47	%(6)
Total expenses before custodian fee reduction	1.63%	1.72%	1.83	%(5)	2.00	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.55%	1.50%	1.49	%(5)	1.50	%(6)
Net investment income	3.92%	3.53%	3.33%		3.45	%(6)
Portfolio Turnover	10%	30%	39%		24	%(8)

(1)	For the period from the start of business, February 3, 2006, to September 30, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	For the year ended September 30, 2006.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Rhode Island Fund — Class A

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.380	$9.640	$9.860		$9.760	$9.780

Income (Loss) From Operations

Net investment income(1)	$0.392	$0.411	$0.411		$0.423	$0.441
Net realized and unrealized gain (loss)	0.622	(1.265)	(0.225)		0.106	(0.014)

Total income (loss) from operations	$1.014	$(0.854)	$0.186		$0.529	$0.427

Less Distributions

From net investment income	$(0.394)	$(0.406)	$(0.406)		$(0.429)	$(0.447)

Total distributions	$(0.394)	$(0.406)	$(0.406)		$(0.429)	$(0.447)

Net asset value — End of year	$9.000	$8.380	$9.640		$9.860	$9.760

Total Return(2)	12.70%	(9.14)%	1.91%		5.56%	4.44%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$39,064	$37,003	$46,764		$39,291	$29,745
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	0.79%	0.74	%(3)	0.75%	0.77	%(4)
Interest and fee expense(5)	0.08%	0.17%	0.40%		0.35%	0.18	%(4)
Total expenses before custodian fee reduction	0.87%	0.96%	1.14	%(3)	1.10%	0.95	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.79%	0.77%	0.69	%(3)	0.72%	0.75	%(4)
Net investment income	4.80%	4.43%	4.20%		4.34%	4.49%
Portfolio Turnover	27%	8%	14%		19%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Rhode Island Fund — Class B

	Year Ended September 30,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.570	$9.860	$10.080		$9.980	$10.000

Income (Loss) From Operations

Net investment income(1)	$0.339	$0.349	$0.345		$0.361	$0.377
Net realized and unrealized gain (loss)	0.640	(1.298)	(0.224)		0.103	(0.015)

Total income (loss) from operations	$0.979	$(0.949)	$0.121		$0.464	$0.362

Less Distributions

From net investment income	$(0.339)	$(0.341)	$(0.341)		$(0.364)	$(0.382)

Total distributions	$(0.339)	$(0.341)	$(0.341)		$(0.364)	$(0.382)

Net asset value — End of year	$9.210	$8.570	$9.860		$10.080	$9.980

Total Return(2)	11.92%	(9.87)%	1.20%		4.76%	3.83	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,157	$10,286	$13,989		$18,564	$22,793
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.54%	1.49	%(4)	1.50%	1.52	%(5)
Interest and fee expense(6)	0.08%	0.17%	0.40%		0.35%	0.18	%(5)
Total expenses before custodian fee reduction	1.62%	1.71%	1.89	%(4)	1.85%	1.70	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.52%	1.44	%(4)	1.47%	1.50	%(5)
Net investment income	4.08%	3.68%	3.45%		3.62%	3.76%
Portfolio Turnover	27%	8%	14%		19%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.15% due to a change in the timing of payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Rhode Island Fund — Class C

	Year Ended September 30,
					Period Ended
	2009	2008	2007		September 30, 2006(1)

Net asset value — Beginning of period	$8.580	$9.870	$10.090		$10.040

Income (Loss) From Operations

Net investment income(2)	$0.339	$0.347	$0.344		$0.173
Net realized and unrealized gain (loss)	0.640	(1.296)	(0.223)		0.065

Total income (loss) from operations	$0.979	$(0.949)	$0.121		$0.238

Less Distributions

From net investment income	$(0.339)	$(0.341)	$(0.341)		$(0.188)

Total distributions	$(0.339)	$(0.341)	$(0.341)		$(0.188)

Net asset value — End of period	$9.220	$8.580	$9.870		$10.090

Total Return(3)	11.91%	(9.85)%	1.20%		2.40	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,159	$3,435	$3,281		$428
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.54%	1.48	%(5)	1.50	%(6)
Interest and fee expense(7)	0.08%	0.17%	0.40%		0.35	%(6)
Total expenses before custodian fee reduction	1.62%	1.71%	1.88	%(5)	1.85	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.52%	1.44	%(5)	1.47	%(6)
Net investment income	4.07%	3.66%	3.45%		3.23	%(6)
Portfolio Turnover	27%	8%	14%		19	%(8)

(1)	For the period from the start of business, March 20, 2006, to September 30, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	For the year ended September 30, 2006.

See notes to financial statements

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-five funds, five of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund) and Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Ohio Fund offers two classes of shares. The Rhode Island Fund offers three classes of shares. The California Fund, Massachusetts Fund and New York Fund offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. The Ohio Fund previously offered Class B shares. Such offering was discontinued during the year ended September 30, 2009. At the close of business on December 5, 2008, the Ohio Fund’s Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Funds’ financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Funds’ application of generally accepted accounting principles.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

California	$658,740	September 30, 2016
	7,884,903	September 30, 2017

Massachusetts	$856,779	September 30, 2010
	1,430,573	September 30, 2011
	355,911	September 30, 2012
	1,751,809	September 30, 2013
	440,164	September 30, 2015
	91,224	September 30, 2016
	9,824,104	September 30, 2017

New York	$108,787	September 30, 2015
	2,215,774	September 30, 2016
	2,053,235	September 30, 2017

Ohio	$5,839,721	September 30, 2011
	1,709,089	September 30, 2013
	240,163	September 30, 2016
	5,075,023	September 30, 2017

Rhode Island	$384,825	September 30, 2013
	71,778	September 30, 2016
	1,132,394	September 30, 2017

Additionally, at September 30, 2009, the California Fund, Massachusetts Fund, New York Fund, Ohio Fund and Rhode Island Fund had net capital losses of $12,518,981, $20,380,851, $24,218,300, $10,152,766 and $2,182,130, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2010.

As of September 30, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby a Fund may sell a fixed rate bond

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2009, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral
	Floating	Interest Rate	for Floating
	Rate	or Range of	Rate
	Notes	Interest	Notes
Fund	Outstanding	Rates (%)	Outstanding

California	$22,770,000	0.30 – 0.60	$35,682,918
Massachusetts	29,915,000	0.30 – 0.95	46,161,459
New York	36,650,000	0.30 – 0.33	57,640,663
Ohio	7,470,000	0.40 – 0.95	14,050,431
Rhode Island	750,000	0.95	1,715,527

For the year ended September 30, 2009, the Funds’ average floating rate notes outstanding and the average interest rate including fees were as follows:

	Average Floating
	Rate Notes	Average Interest
Fund	Outstanding	Rate (%)

California	$20,640,055	1.90
Massachusetts	30,036,890	1.65
New York	39,854,055	1.55
Ohio	8,747,219	2.45
Rhode Island	1,298,096	2.71

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2009.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolios of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended September 30, 2009 and September 30, 2008 was as follows:

	California	Massachusetts	New York	Ohio	Rhode Island
Year Ended September 30, 2009	Fund	Fund	Fund	Fund	Fund

Distributions declared from:
Tax-exempt income	$10,602,339	$12,234,995	$17,429,838	$12,703,434	$2,129,561
Ordinary income	$183,633	$80,693	$185,169	$8,718	$23,237

	California	Massachusetts	New York	Ohio	Rhode Island
Year Ended September 30, 2008	Fund	Fund	Fund	Fund	Fund

Distributions declared from:
Tax-exempt income	$12,007,361	$13,335,827	$18,866,742	$13,531,605	$2,424,379
Ordinary income	$618	$—	$170,825	$27,477	$—
Long-term capital gains	$1,214,072	$—	$—	$—	$—

During the year ended September 30, 2009, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount.

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	California	Massachusetts	New York	Ohio	Rhode Island
	Fund	Fund	Fund	Fund	Fund

Increase (decrease):
Accumulated net realized gain (loss)	$(39,359)	$109,803	$(20,930)	$94,285	$(13,867)
Accumulated undistributed net investment income	$39,359	$(109,803)	$20,930	$(94,285)	$13,867

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California	Massachusetts	New York	Ohio	Rhode Island
	Fund	Fund	Fund	Fund	Fund

Undistributed income	$576,040	$1,001,744	$913,230	$249,860	$27,284
Capital loss carryforward and post October losses	$(21,062,624)	$(35,131,415)	$(28,596,096)	$(23,016,762)	$(3,771,127)
Net unrealized appreciation	$12,844,639	$12,401,423	$15,733,834	$13,417,727	$563,141
Other temporary differences	$(340,031)	$(449,385)	$(470,638)	$(369,023)	$(63,300)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures contracts, inverse floaters, the timing of recognizing distributions to shareholders, mixed straddle amounts and accretion of market discount.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table (except for California Fund) and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced. For California Fund, the annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates as daily net assets exceed that level.

For the year ended September 30, 2009, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate

California	$1,035,734	0.48%
Massachusetts	1,055,395	0.45
New York	1,553,103	0.47
Ohio	1,228,495	0.45
Rhode Island	126,725	0.27

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended September 30, 2009 were as follows:

	EVM’s
	Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges

California	$4,344	$14,403
Massachusetts	5,548	14,352
New York	8,250	31,418
Ohio	6,482	33,448
Rhode Island	1,256	1,584

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4   Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2009 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees

California	$513,259
Massachusetts	369,243
New York	577,577
Ohio	494,217
Rhode Island	68,881

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during the year ended September 30, 2009 with respect to Class B of Ohio Fund. For the year ended September 30, 2009, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (0.00% (annualized) for Class B of Ohio Fund) of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees

California	$23,838	$90,091
Massachusetts	174,171	114,640
New York	72,465	249,490
Ohio	—	202,382
Rhode Island	63,432	25,932

At September 30, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C

California	$33,000	$1,013,000
Massachusetts	58,000	1,715,000
New York	282,000	2,922,000
Ohio	—	2,700,000
Rhode Island	1,009,000	381,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended September 30, 2009 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees

California	$8,097	$30,725
Massachusetts	46,445	30,571
New York	19,325	66,531
Ohio	7,897	53,969
Rhode Island	16,915	6,914

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended September 30, 2009, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B		Class C

California	$20,400	$4,100		$4,100
Massachusetts	2,300	26,000		300
New York	37,900	26,500		8,400
Ohio	9,300	20,200	*	11,700
Rhode Island	—	4,800		400

*	Includes $19,600 that was paid directly to the Ohio Fund for days when no Uncovered Distribution Charges existed.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2009 were as follows:

Fund	Purchases	Sales

California	$51,870,901	$104,011,870
Massachusetts	56,225,972	101,575,751
New York	165,979,312	201,267,936
Ohio	28,740,681	90,100,515
Rhode Island	13,042,996	18,949,640

7   Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Fund

	Year Ended September 30,
Class A	2009	2008

Sales	2,169,408	5,220,517
Issued to shareholders electing to receive payments of distributions in Fund shares	639,509	659,341
Redemptions	(7,328,538)	(5,188,449)
Exchange from Class B shares	12,028	13,119

Net increase (decrease)	(4,507,593)	704,528

	Year Ended September 30,
Class B	2009	2008

Sales	73,370	98,168
Issued to shareholders electing to receive payments of distributions in Fund shares	8,820	7,565
Redemptions	(70,636)	(55,072)
Exchange to Class A shares	(12,981)	(14,175)

Net increase (decrease)	(1,427)	36,486

	Year Ended September 30,
Class C	2009	2008

Sales	295,098	1,074,117
Issued to shareholders electing to receive payments of distributions in Fund shares	37,169	31,914
Redemptions	(776,735)	(425,937)

Net increase (decrease)	(444,468)	680,094

	Year Ended	Period Ended
Class I	September 30, 2009	September 30, 2008(1)

Sales	260,585	11,954
Issued to shareholders electing to receive payments of distributions in Fund shares	1,595	—
Redemptions	(7,371)	—

Net increase	254,809	11,954

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Massachusetts Fund

	Year Ended September 30,
Class A	2009	2008

Sales	2,414,904	5,897,217
Issued to shareholders electing to receive payments of distributions in Fund shares	670,397	683,855
Redemptions	(6,390,397)	(7,552,500)
Exchange from Class B shares	477,309	420,940

Net decrease	(2,827,787)	(550,488)

	Year Ended September 30,
Class B	2009	2008

Sales	196,404	152,143
Issued to shareholders electing to receive payments of distributions in Fund shares	74,570	79,716
Redemptions	(612,384)	(686,781)
Exchange to Class A shares	(476,840)	(420,602)

Net decrease	(818,250)	(875,524)

	Year Ended September 30,
Class C	2009	2008

Sales	501,235	1,008,665
Issued to shareholders electing to receive payments of distributions in Fund shares	62,458	58,616
Redemptions	(647,353)	(720,885)

Net increase (decrease)	(83,660)	346,396

	Year Ended September 30,
Class I	2009	2008

Sales	9,024	405,080
Issued to shareholders electing to receive payments of distributions in Fund shares	26,720	28,146
Redemptions	(419,880)	(575,063)

Net decrease	(384,136)	(141,837)

New York Fund

	Year Ended September 30,
Class A	2009	2008

Sales	4,148,971	5,931,789
Issued to shareholders electing to receive payments of distributions in Fund shares	1,184,532	1,137,373
Redemptions	(7,214,253)	(9,590,648)
Exchange from Class B shares	47,131	44,390

Net decrease	(1,833,619)	(2,477,096)

	Year Ended September 30,
Class B	2009	2008

Sales	212,266	282,478
Issued to shareholders electing to receive payments of distributions in Fund shares	31,437	25,764
Redemptions	(248,966)	(172,850)
Exchange to Class A shares	(47,055)	(43,770)

Net increase (decrease)	(52,318)	91,622

	Year Ended September 30,
Class C	2009	2008

Sales	1,544,671	1,417,434
Issued to shareholders electing to receive payments of distributions in Fund shares	114,608	81,642
Redemptions	(903,265)	(801,497)

Net increase	756,014	697,579

	Year Ended	Period Ended
Class I	September 30, 2009	September 30, 2008(1)

Sales	158,359	25,658
Issued to shareholders electing to receive payments of distributions in Fund shares	1,849	—
Redemptions	(13,598)	—

Net increase	146,610	25,658

Ohio Fund

	Year Ended September 30,
Class A	2009	2008

Sales	5,585,228	6,212,155
Issued to shareholders electing to receive payments of distributions in Fund shares	861,047	779,095
Redemptions	(8,186,081)	(6,115,039)
Exchange from Class B shares	30,123	286,336

Net increase (decrease)	(1,709,683)	1,162,547

	Year Ended September 30,
Class B	2009(2)	2008

Sales	5,928	274,278
Issued to shareholders electing to receive payments of distributions in Fund shares	11,970	61,104
Redemptions	(108,141)	(383,224)
Exchange to Class A shares	(30,112)	(286,159)
Merger to Class A shares	(2,644,707)	—

Net decrease	(2,765,062)	(334,001)

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Ohio Fund (continued)

	Year Ended September 30,
Class C	2009	2008

	Year Ended September 30,
Class C	2009	2008

Sales	630,268	1,470,539
Issued to shareholders electing to receive payments of distributions in Fund shares	79,736	77,319
Redemptions	(1,204,468)	(1,175,394)

Net increase (decrease)	(494,464)	372,464

Rhode Island Fund

	Year Ended September 30,
Class A	2009	2008

Sales	524,672	726,760
Issued to shareholders electing to receive payments of distributions in Fund shares	113,581	111,167
Redemptions	(920,369)	(1,364,044)
Exchange from Class B shares	206,204	93,644

Net decrease	(75,912)	(432,473)

	Year Ended September 30,
Class B	2009	2008

Sales	40,543	70,249
Issued to shareholders electing to receive payments of distributions in Fund shares	26,870	29,495
Redemptions	(180,245)	(226,423)
Exchange to Class A shares	(201,367)	(91,505)

Net decrease	(314,199)	(218,184)

	Year Ended September 30,
Class C	2009	2008

Sales	151,576	213,957
Issued to shareholders electing to receive payments of distributions in Fund shares	11,928	8,704
Redemptions	(112,659)	(154,564)

Net increase	50,845	68,097

(1)	Class I of the California Fund and New York Fund commenced operations on March 3, 2008.

(2)	Offering of Class B shares of the Ohio Fund was discontinued during the year ended September 30, 2009 (see Note 1).

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2009, as determined on a federal income tax basis, were as follows:

California Fund

Aggregate cost	$212,011,947

Gross unrealized appreciation	$18,862,632
Gross unrealized depreciation	(5,453,157)

Net unrealized appreciation	$13,409,475

Massachusetts Fund

Aggregate cost	$242,426,002

Gross unrealized appreciation	$19,238,112
Gross unrealized depreciation	(6,749,849)

Net unrealized appreciation	$12,488,263

New York Fund

Aggregate cost	$369,809,761

Gross unrealized appreciation	$30,370,590
Gross unrealized depreciation	(14,512,848)

Net unrealized appreciation	$15,857,742

Ohio Fund

Aggregate cost	$276,466,247

Gross unrealized appreciation	$18,657,335
Gross unrealized depreciation	(4,813,848)

Net unrealized appreciation	$13,843,487

Rhode Island Fund

Aggregate cost	$51,353,423

Gross unrealized appreciation	$2,530,969
Gross unrealized depreciation	(1,950,251)

Net unrealized appreciation	$580,718

9   Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. As of September 30,

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

2009, the California Fund had a balance outstanding pursuant to this line of credit of $400,000 at an interest rate of 1.36%. The Funds’ average borrowings or allocated fees during the year ended September 30, 2009 were not significant.

10   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2009 is as follows:

Futures Contracts

						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation

California	12/09	173 U.S. Treasury Bond	Short	$(20,655,321)	$(20,997,875)	$(342,554)

Massachusetts	12/09	135 U.S. Treasury Bond	Short	$(16,118,317)	$(16,385,626)	$(267,309)
	12/09	215 U.S. Treasury Note	Short	$(25,041,709)	$(25,440,547)	$(398,838)

New York	12/09	428 U.S. Treasury Bond	Short	$(51,111,066)	$(51,948,500)	$(837,434)

Ohio	12/09	217 U.S. Treasury Bond	Short	$(25,913,787)	$(26,338,375)	$(424,588)
	12/09	105 U.S. Treasury Note	Short	$(12,229,671)	$(12,424,453)	$(194,782)

Rhode Island	12/09	4 U.S. Treasury Bond	Short	$(477,580)	$(485,500)	$(7,920)
	12/09	8 U.S. Treasury Note	Short	$(931,785)	$(946,626)	$(14,841)

Interest Rate Swaps

California Fund

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$3,500,000	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$(48,728)

Merrill Lynch Capital Services, Inc.	5,212,500	4.517	3-month USD-LIBOR-BBA	December 1, 2009/ December 1, 2039	(516,108)

$(564,836)

Massachusetts Fund

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$6,237,500	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$(86,840)

$(86,840)

New York Fund

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$8,900,000	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$(123,908)

$(123,908)

Ohio Fund

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Merril Lynch Capital Services, Inc.	$4,300,000	4.517%	3-month USD-LIBOR-BBA	December 1, 2009/ December 1, 2039	$(425,759)

$(425,759)

Rhode Island Fund

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$1,262,500	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$(17,577)

$(17,577)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Funds adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective April 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, each Fund may enter into interest rate swap contracts. The Funds may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At September 30, 2009, the fair value of interest rate swaps with credit-related contingent features in a liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at September 30, 2009 is disclosed in a note to each Fund’s Portfolio of Investments.

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2009 were as follows:

	Fair Value

	Asset Derivative	Liability Derivative

California Fund
Futures Contracts	$—	$(342,554	)(1)
Interest Rate Swaps	—	(564,836	)(2)

Total	$—	$(907,390)

Massachusetts Fund
Futures Contracts	$—	$(666,147	)(1)
Interest Rate Swaps	—	(86,840	)(2)

Total	$—	$(752,987)

New York Fund
Futures Contracts	$—	$(837,434	)(1)
Interest Rate Swaps	—	(123,908	)(2)

Total	$—	$(961,342)

Ohio Fund
Futures Contracts	$—	$(619,370	)(1)
Interest Rate Swaps	—	(425,759	)(2)

Total	$—	$(1,045,129)

Rhode Island Fund
Futures Contracts	$—	$(22,761	)(1)
Interest Rate Swaps	—	(17,577	)(2)

Total	$—	$(40,338)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended September 30, 2009 was as follows:

		Change in
		Unrealized
	Realized	Appreciation
	Gain (Loss)	(Depreciation) on
	on Derivatives	Derivatives
	Recognized	Recognized
Fund	in Income(1)	in Income(2)

California	$942,746	$1,523,701
Massachusetts	462,537	2,002,931
New York	3,315,834	3,018,598
Ohio	2,444,417	(242,722)
Rhode Island	(127,361)	346,191

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the six months ended September 30, 2009 were approximately as follows:

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

		Interest
	Futures	Rate
Fund	Contracts	Swaps

California	$18,014,000	$10,502,000
Massachusetts	35,929,000	6,238,000
New York	51,371,000	8,900,000
Ohio	32,657,000	4,300,000
Rhode Island	1,243,000	1,263,000

11   Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective October 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

California Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$248,191,422	$—	$248,191,422

Total Investments	$—	$248,191,422	$—	$248,191,422

Liability Description

Futures Contracts	$(342,554)	$—	$—	$(342,554)
Interest Rate Swaps	—	(564,836)	—	(564,836)

Total	$(342,554)	$(564,836)	$—	$(907,390)

Massachusetts Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$284,829,265	$—	$284,829,265

Total Investments	$—	$284,829,265	$—	$284,829,265

Liability Description

Futures Contracts	$(666,147)	$—	$—	$(666,147)
Interest Rate Swaps	—	(86,840)	—	(86,840)

Total	$(666,147)	$(86,840)	$—	$(752,987)

New York Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$422,317,503	$—	$422,317,503

Total Investments	$—	$422,317,503	$—	$422,317,503

Liability Description

Futures Contracts	$(837,434)	$—	$—	$(837,434)
Interest Rate Swaps	—	(123,908)	—	(123,908)

Total	$(837,434)	$(123,908)	$—	$(961,342)

Ohio Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$294,562,825	$—	$294,562,825
Short-Term Investments	—	3,216,909	—	3,216,909

Total Investments	$—	$297,779,734	$—	$297,779,734

Eaton Vance Municipals Funds as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Ohio Fund (continued)

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Liability Description	(Level 1)	(Level 2)	(Level 3)	Total

Futures Contracts	$(619,370)	$—	$—	$(619,370)
Interest Rate Swaps	—	(425,759)	—	(425,759)

Total	$(619,370)	$(425,759)	$—	$(1,045,129)

Rhode Island Fund

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$51,189,641	$—	$51,189,641
Short-Term Investments	—	1,494,500	—	1,494,500

Total Investments	$—	$52,684,141	$—	$52,684,141

Liability Description

Futures Contracts	$(22,761)	$—	$—	$(22,761)
Interest Rate Swaps	—	(17,577)	—	(17,577)

Total	$(22,761)	$(17,577)	$—	$(40,338)

The Funds held no investments or other financial instruments as of September 30, 2008 whose fair value was determined using Level 3 inputs.

12   Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended September 30, 2009, events and transactions subsequent to September 30, 2009 through November 17, 2009, the date the financial statements were issued, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Municipals Funds as of September 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance California Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund and Eaton Vance Rhode Island Municipals Fund:
We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund and Eaton Vance Rhode Island Municipals Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust), including the portfolios of investments, as of September 30, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statements of cash flows for Eaton Vance Massachusetts Municipals Fund and Eaton Vance New York Municipals Fund for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance California Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund and Eaton Vance Rhode Island Municipals Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statements of cash flows for Eaton Vance Massachusetts Municipals Fund and Eaton Vance New York Municipals Fund, for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2009

Eaton Vance Municipals Funds as of September 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends.

Eaton Vance California Municipals Fund	98.30%
Eaton Vance Massachusetts Municipals Fund	99.34%
Eaton Vance New York Municipals Fund	98.95%
Eaton Vance Ohio Municipals Fund	99.93%
Eaton Vance Rhode Island Municipals Fund	98.92%

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance California Municipals Fund
•	Eaton Vance Massachusetts Municipals Fund
•	Eaton Vance New York Municipals Fund
•	Eaton Vance Ohio Municipals Fund
•	Eaton Vance Rhode Island Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for each Fund. The Board considered the impact of extraordinary market conditions during 2008 on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability of each Fund, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Robert B. MacIntosh 1/22/57	President	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

438-11/09	MUNISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Eaton Vance National Municipals Fund, Eaton Vance California Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, and Eaton Vance Rhode Island Municipals Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 25 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended September 30, 2008 and September 30, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance National Municipals Fund

Fiscal Years Ended	9/30/08	9/30/09

Audit Fees	$68,405	$96,730

Audit-Related Fees(1)	0	$0

Tax Fees(2)	7,750	$24,286

All Other Fees(3)	0	$0

Total	$76,155	$121,016

Eaton Vance California Municipals Fund

Fiscal Years Ended	9/30/08	9/30/09

Audit Fees	$47,715	$52,730

Audit-Related Fees(1)	0	$0

Tax Fees(2)	7,750	$10,930

All Other Fees(3)	0	$0

Total	$55,465	$63,660

Eaton Vance Massachusetts Municipals Fund

Fiscal Years Ended	9/30/08	9/30/09

Audit Fees	$47,445	$50,795

Audit-Related Fees(1)	0	$0

Tax Fees(2)	7,750	$9,976

All Other Fees(3)	0	$0

Total	$55,195	$60,771

Eaton Vance New York Municipals Fund

Fiscal Years Ended	9/30/08	9/30/09

Audit Fees	$47,765	$55,555

Audit-Related Fees(1)	0	$0

Tax Fees(2)	7,750	$12,520

All Other Fees(3)	0	$0

Total	$55,515	$68,075

Eaton Vance Ohio Municipals Fund

Fiscal Years Ended	9/30/08	9/30/09

Audit Fees	$33,175	$36,248

Audit-Related Fees(1)	0	$0

Tax Fees(2)	7,750	$9,817

All Other Fees(3)	0	$0

Total	$40,925	$46,065

Eaton Vance Rhode Island Municipals Fund

Fiscal Years Ended	9/30/08	9/30/09

Audit Fees	$28,515	$30,755

Audit-Related Fees(1)	0	$0

Tax Fees(2)	7,750	$9,340

All Other Fees(3)	0	$0

Total	$36,265	$40,095

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The Series comprising the Trust have varying fiscal year ends (July 31, August 31, and September 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years
Ended	7/31/08	8/31/08	9/30/08	7/31/09	8/31/09	9/30/09

Audit Fees	$232,190	$349,980	$367,190	$232,190	$373,863	$322,813

Audit-Related Fees(1)	0	0	0	$0	$0	0

Tax Fees(2)	54,250	93,000	69,750	$54,250	$110,649	$76,869

All Other Fees(3)	0	30,828	0	$0	$0	0

Total	$286,440	$473,808	$436,940	$286,440	$484,512	$399,682

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds’ fiscal years ended September 30, 2008 and September 30, 2009, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by the Series’ principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years
Ended	7/31/08	8/31/08	9/30/08	7/31/09	8/31/09	9/30/09

Registrant(1)	$54,250	$123,828	$69,750	$54,250	$110,649	$76,869

Eaton Vance (2)	$440,011	$419,722	$325,801	$266,867	$250,539	$288,889

(1)	Includes all of the Series of the Trust.

(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipals Trust

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh President

Date:	November 17, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date:	November 17, 2009

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh President

Date:	November 17, 2009